                                                                EXHIBIT 10.13(a)

                           ABT SUBSCRIPTION AGREEMENT
                           --------------------------

THIS AGREEMENT made this ((Ck_RcvdTxt)) by and between Auto-By-Tel Marketing Corporation, a Delaware Corporation, with its principal place of business at 18872 MacArthur Boulevard, Second Floor, Irvine CA 92612-1400 ("ABT"), and ((Dealer_Corp)), a(n) ((STTxt)) ((Entity)), d.b.a. ((Dealer_DBA)), with its principal place of business at ((Bill_Addr)), ((City)) ((ST)) ((Dlr_Zip)).

                                   RECITALS
                                   --------

WHEREAS, ABT is in the business of locating persons interested in purchasing and/or leasing automobiles and/or trucks primarily through electronic media ("Potential Purchasers"):

WHEREAS, Dealer is a dealer of automobiles and/or trucks who wishes to participate in a program where ABT provides certain information about Potential Purchasers to Dealer which will facilitate Dealer's sales of automobiles to Potential Purchasers and thereby decrease marketing costs which, in turn, will allow Dealer to offer automobiles and trucks at a competitive price;

WHEREAS, ABT has invested considerable amounts of money in order to acquire relevant information about Potential Purchasers from the Internet and on-line computer services; and

WHEREAS, ABT wishes to ensure that Dealer will provide a high level of service to Potential Purchasers provided to the Dealer through their participation in this program.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, ABT AND DEALER AGREE AS FOLLOWS:

1.   SERVICES TO BE PERFORMED.
     ------------------------

     ABT shall provide a marketing program on the Internet and Online Services to attract Potential Purchasers and shall forward information regarding the Potential Purchasers identified for the make subscribed and in the zip code area subscribed to the Dealer.

2.   USE OF SERVICES.
     ---------------

     (a)  Dealer Participation.  Dealer agrees to abide by ABT's Customer
          --------------------
Service Standards as more fully described in Paragraph 10 below, which may be revised from time to time by ABT. Dealer shall designate one key employee to be provided instructions by ABT or its authorized agent. Dealer shall notify ABT within ten (10) days of any change in the assignment of any designated key employee. Dealer shall be responsible for costs, if any, associated with the training of its key employees to use ABT's services. Dealer shall promptly sign any confidentiality agreements submitted by ABT to protect ABT's proprietary rights. ABT shall notify Dealer in writing of any revisions or additions to the Customer Service Standards, and such revisions shall take effect immediately upon Dealer's receipt thereof. Without limiting the generality of the foregoing, Dealer acknowledges that Auto-By-Tel will institute a financing program whereby customers may receive low-cost financing from sources provided by Auto-By-Tel through its web site (the "Financing Arrangements"). Dealer agrees with ABT that low-cost Financing Arrangements pursuant to which customers would (i) receive a financing proposal in conjunction with their receipt of a vehicle price quote, and (ii) close both the vehicle acquisition and financing quickly through Dealer, would be viewed by customers as an improvement in the Auto-By-Tel program, consequently increasing the attractiveness of the ABT program and its value to Dealer. Dealer agrees to cooperate fully with the Financing Arrangements instituted by ABT through its web site, including without limitation entering into customary closing administration arrangements with finance companies as requested by ABT, and to take such actions as reasonably requested by such finance companies or ABT to ensure that customers receive a high level of service and satisfaction in connection with the Financing Arrangements. After ABT commences the Financing Arrangements, Dealer acknowledges that changes in the Customer Services Guidelines may from time to time pertain to such Financing Arrangements.

     (b)  Use of System and Modifications.  It is agreed to by the parties that
          -------------------------------
the use of ABT's services is restricted solely to Dealer and its designated employees and other duly authorized licensees of ABT. Dealer shall not compete with ABT in providing the services herein discussed.

3.   EQUIPMENT.
     ---------

     (a)  ABT Equipment.  ABT warrants that it possesses or has access to and
          -------------
the right to use computer equipment and other office equipment necessary for ABT to perform its services contemplated by this Agreement.

     (b)  Dealer Equipment.  Dealer, at its sole cost and expense, shall provide
          ----------------
the computer and other office equipment specified from time to time by ABT to use and receive the services to be provided hereunder by ABT.

     (c)  Equipment Maintenance, Risk of Loss.  Dealer shall maintain all of
          -----------------------------------
their computer and office equipment in good and proper working order and repair. Dealer shall assume all responsibility for loss or damage to Dealer's equipment in the utilization of the services to be provided hereunder by ABT.

4.   TITLE TO SYSTEM, TRADEMARKS.
     ---------------------------

     The services to be provided hereunder by ABT, together with any modifications and/or improvements therein made by ABT or Dealer during the term of this Agreement, or any extensions thereof, and all copies thereof are proprietary to ABT and title thereto remains in ABT. All applicable rights to patents, copyrights, trademarks and trade secrets in the System and in the name "Auto-By-Tel" and its logo are and shall remain solely in ABT. Any and all trademarks and service marks associated with ABT are and shall remain the exclusive property of ABT. If, during the term of this Agreement, a trademark registration is filed by ABT, all rights belong to ABT who shall also bear the costs for such registration. Dealer is permitted to use the trademark and service mark only as set forth herein or only as authorized in writing by ABT.

5.   ASSIGNMENT OF TERRITORY.
     -----------------------

     Subject to the terms and conditions set forth in this Agreement, ABT hereby grants to Dealer the non-transferable right to use the services to be performed by ABT, as contemplated by this Agreement, within the geographic area designated by the following zip codes: ((Territory)) and for the following make of motor vehicles: ((Franchise)) (the "Territory"). ABT may change the Dealer's Territory upon thirty (30) days written notice.

     Notwithstanding the foregoing, ABT retains the right, directly or through other dealerships, to market and use its System and services in all areas other than Dealer's Territory, and within Dealer's Territory for all makes of motor vehicles not listed above.

6.   SUBSCRIPTION FEES.
     -----------------
     (a) Dealer shall pay ABT ((Amt_Text)) dollar(s) (((Amount))) as an initial start-up fee concurrently with Dealer's execution of this Agreement.

     (b) Dealer shall pay ABT the amount of ((Monthly)) as a monthly subscription fee which is due and payable on the first day of every month. ABT may change this monthly subscription fee upon thirty (30) days written notice of the increased price to the dealer.

     (c) Dealer shall pay ABT an annual fee on the first anniversary date of this Agreement and each anniversary thereafter. A notice indicating the amount of the annual fee will be sent to the Dealer prior to the anniversary date of this Agreement.

     (d) If ABT terminates this Agreement pursuant to Section 8(b)(ii) for no reason or Dealer terminates this Agreement pursuant to Section 8(c)(iii), ABT shall refund a prorated amount of fees paid under this Agreement for the remaining portion of the period with respect to which such fees had been paid, except that the monthly fees due for the month in which the Agreement is terminated shall not be refunded or prorated. (The startup fee shall be deemed to have been paid for the first year this Agreement is in effect.) In no other circumstances shall any amounts paid under this Agreement be refundable.

7.   TAXES.
     -----
     Dealer shall, in addition to any other amounts payable under this Agreement, pay all taxes - federal, state, local or otherwise, excluding income taxes attributable to the income of ABT however designated which are levied or imposed by reason of the services provided under this Agreement. Without limiting the foregoing, Dealer shall promptly pay to ABT an amount equal to any such items actually paid or required to be collected or paid by ABT.

8.   TERM AND TERMINATION.
     --------------------
     (a) This Agreement shall be for a term of three (3) years, provided that ABT, in its sole discretion, may extend the term of this Agreement for an additional two (2) years.
     (b)  ABT may terminate this Agreement:

          (i) immediately if Dealer does not adhere to the Customer Service Standards in effect, or any fees due ABT pursuant to Section 6 are outstanding more than thirty (30) days, or if any amount payable to ABT under Sections 7 or 13 are outstanding more than thirty (30) days after ABT makes a written request therefor, or any other breach by Dealer of this Agreement is not cured within ten (10) days after written notification by ABT of such breach; or

          (ii)   at any other time, for any reason or for no reason, upon thirty
                 (30) days written notice to the Dealer.
     (c)  Dealer may terminate this Agreement:

          (i) immediately, if an order for liquidation against ABT is entered and not stayed in a bankruptcy proceeding;

          (ii) immediately, if ABT is guilty of willful misconduct in the performance of its duties under this Agreement;

          (iii) upon thirty (30) days written notice delivered within ten (10) days of the effective date of any shrinkage of Dealer's Territory pursuant to Section 5; or

          (iv) at any other time, in its sole discretion, upon thirty (30) days written notice to ABT.

If this Agreement is terminated prior to the date set forth herein, the parties agree to continue to be bound to the covenants and promises set forth in paragraphs 2b, 4, 12, 13, 14, 15, & 21.

9.   PERIODIC OPERATIONS REPORTS.
     ---------------------------

     (a)  Reports.  ABT shall furnish to Dealer, on a quarterly basis, an
          -------
operations report which shall include the number of inquiries received by ABT from Potential Purchasers in Dealer's Territory. Dealer shall report to ABT on a monthly basis the number and names of Potential Purchasers who purchased motor vehicles from Dealer, the number of vehicles financed and the amounts financed and such other information as ABT may from time to time request.

     (b)  Duty of Care.  ABT shall not be liable for any loss of data, delays
          ------------
and/or errors in transmitting data occurring for any reason or for any damages arising as a consequence thereof.

          Page 1

((ABT_DLRN)) ((Dealer_ID)) Parent ID ((Parent_ID)) ((Franchise))

10.  CUSTOMER SERVICE STANDARDS.
     --------------------------

     Dealer shall relay to Potential Purchasers a full and complete response to the Potential Purchasers' inquiries transmitted by ABT to Dealer within 24 hours of receipt of the inquiry from ABT. Dealer's initial response shall be by telephone and shall disclose (i) the availability of the vehicle inquired about,
(ii) the manufacturer's suggested retail price of the vehicle, (iii) all requested options, (iv) the price at which the Dealer will sell/lease the vehicle with all requested options to the Potential Purchaser, and (v) all other terms and costs required by law to be disclosed to prospective purchasers (all such information, the "Dealer Information"). In order to improve the services offered by ABT while maintaining uniform delivery of such services, ABT may, from time to time, amend the Customer Service Standards, or impose additional Customer Service Standards upon thirty (30) days notice to Dealer. Dealer acknowledges that maintenance of the ABT Customer Service Standards is crucial to the value of ABT's services and agrees to adopt such amendments or additions, even though they may require more work or expense to implement. ABT agrees that it will not impose amendments or additions unless they are applied to all Dealers.

11.  DEALER'S COVENANTS.
     ------------------

     Dealer hereby covenants and agrees that all of the terms and conditions contained in Dealer Information transmitted to a Potential Purchaser shall remain in full force and effect and be binding upon Dealer for a period of seven
(7) days after its transmittal provided the identified vehicle still remains available for sale, and Dealer agrees to include a statement to such effect in the Dealer Information.

12.  CONFIDENTIALITY.
     ---------------

     ABT agrees to treat all records and other information provided by Dealer, with respect to terms of sale, financing or leasing of motor vehicles, confidential, except that this information may be transmitted to consumers making inquiries concerning the terms of purchase, financing or leasing of motor vehicle(s). Dealer, on behalf of itself and its employees, agrees to keep all information with respect to ABT's services confidential and, without the previous written consent of ABT, Dealer shall not impart ABT's services, or the concept thereof, to any person or entity whatsoever other than employees of Dealer. Notwithstanding the foregoing, if either party is required to produce any such information by order of any government agency, court of competent jurisdiction, or other regulatory body, it may, upon not less than five days written notice to the other party, release required information. During the term of this Agreement, Dealer will have access to and become acquainted with various trade secrets, consisting of formulas, strategies, processes, computer programs, compilations of information, records, specifications, and contractual information, all of which are owned by ABT and regularly used in the operation of ABT's business. Dealer acknowledges and agrees that it will keep such trade secrets confidential, and the sale or unauthorized use or disclosure of any of ABT's trade secrets constitutes theft and will greatly damage ABT.

13.  INDEMNIFICATION.
     ---------------

     Dealer agrees to indemnify and hold harmless ABT and its subsidiaries and/or affiliates and their respective members, managers, directors, officers, employees and agents against any and all losses, liabilities, claims, awards, damages, judgments, settlements, and costs, including fees and expenses, arising out of or related to any third party claim (including, but not limited to, any claim for damages by any person or entity who purchases, leases and/or finances a motor vehicle(s) from Dealer through the utilization of ABT's services) resulting from the use of ABT's services provided hereunder. Dealer shall defend and settle, at its sole cost and expense, all suits or proceedings arising out of any of the foregoing, provided ABT gives Dealer prompt notice of any such claim of which it learns. In all events, ABT shall have the right to participate in the defense of any such suit or proceedings through counsel of its own choosing. ABT shall be without liability to Dealer with respect to anything done, or ordered to be done, in accordance with the terms of this Agreement or instructions properly received pursuant hereto, if done in good faith and without gross negligence or willful or wanton misconduct.

14.  EXCLUSIVITY.
     -----------

     Dealer acknowledges that the value to Dealer of this agreement is based on the unique package of services marketed to automobile customers by ABT and ABT's reputation for delivering such services on a consistent basis. Dealer agrees that certain key elements of the ABT package of services are: (i) electronic transmission of customer purchase or lease requests; (ii) rapid response by dealers to consumer pricing or lease pricing requests, including immediate telephone contact with upfront, firm pricing provided over the phone on such call; (iii) customer paperwork completed or nearly completed prior to customer arrival at the dealership for pickup so as to ensure the customer spends as little time as possible at the dealership for pickup; and (iv) Dealer training and support to implement the ABT package of services and to maintain the style and reputation of the ABT package of services (collectively the "Key Elements'). Dealer acknowledges that ABT has spent, and will spend, considerable time and money developing its package of services and training Dealer to deliver such services in a consistent way which maintains ABT's distinctive market presence
and reputation.   Accordingly, Dealer agrees that during the Term of this
Agreement (and for one (1) year thereafter if this Agreement is terminated unless it is terminated by the Dealer pursuant to section 8(c)(iii)), Dealer and its affiliates will not, directly or indirectly, participate with any third party in any arrangement or agreement which involves any or all of the Key Elements, and will not, directly or indirectly, participate with any third party in any arrangement or agreement which involves any or all of the Key Elements, and will not participate in any pricing, credit or financing, insurance or information service involving or made available on the Internet, online or by other electronic means. Without contradicting the foregoing, Dealer may establish and maintain its own web site and/or participate in any factory direct program.

     Notwithstanding any other provisions of this Agreement, in the event Dealer breaches this Section 14, the provisions of this Section shall remain in full force and effect for one (1) year after such breach is cured. Dealer acknowledges that the provisions of this Section 14 were a material inducement to ABT in entering into this Agreement, and that ABT would not have entered into this Agreement with Dealer in the absence of such provisions.

     Dealer acknowledges and agrees that compliance with the provisions of Sections 12 and 14 is necessary to protect the business and good will of ABT, and that any breach of Sections 12 or 14 will result in irreparable and continuing damage to ABT, for which money damages may not provide adequate relief. Accordingly, Dealer agrees that during the "Exclusivity Period" (as defined below), Dealer and its affiliates will not directly or indirectly, participate with any third party in any arrangement or agreement which involves any or all of the Key Elements, and will not participate in any pricing, credit or financing, insurance or information service involving or made available on the Internet, online or by other electronic means. For purposes of this Section 14, the "Exclusivity Period" commences on the date of this Agreement, and terminates one year after the date of termination; provided, however, that if
                                                   -----------------
this Agreement is terminated any time after the first anniversary of the date hereof, then the Exclusivity Period terminates six months after the date of termination; provided, further, however, that if this Agreement is terminated by
             --------------------------
Dealer pursuant to Section 8(c)(iii) hereof, then the Exclusivity Period terminates on the date of termination of the Agreement.

15.  WARRANTY LIMITATION.
     -------------------

     ABT MAKES NO WARRANTY REGARDING THE PERFORMANCE OF THE SERVICES HEREUNDER AND DEALER SPECIFICALLY WAIVES ALL WARRANTIES, EXPRESSED OR IMPLIED ARISING OUT OF OR IN CONNECTION WITH THE SERVICES TO BE PROVIDED UNDER THIS AGREEMENT BY ABT. SPECIFICALLY EXCLUDED ARE ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL ABT BE LIABLE FOR ANY LOSS OF BUSINESS PROFITS, OR FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SIMILAR DAMAGES, OR FOR THE CLAIMS OF DAMAGES MADE BY ANY THIRD PARTY EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

16.  ADVERTISEMENTS.
     --------------

     From time to time, ABT may provide Dealer with camera-ready and other logos, trademarks, artwork and materials for the limited purpose of inclusion, at Dealer's option, within Dealer print and television advertisements to promote the association of Dealer with the ABT program. ABT shall grant Dealer a revocable, limited license to use such materials for such limited purposes, and Dealer shall use such materials in no other manner. Any such materials shall remain at all times the property of ABT, they shall be returned upon request, and the limited license herein granted may be revoked at any time by written notice to Dealer.

17.  NOTICES.
     -------

     All notices and requests in connection with this Agreement shall be given or made upon the respective parties in writing and shall be deemed as given on the day it is deposited in the U.S. mail, postage prepaid, certified or registered, return receipt requested, and addressed as designated at the top of this Agreement or to such address as the party to receive the notice or request so designates by written notice to the other.

18.  ASSIGNMENT.
     ----------

     This Agreement and the rights and duties hereunder shall not be assignable by the Dealer except upon written consent of ABT. This Agreement and the rights and duties hereunder shall be assignable by ABT.

19.  INDEPENDENT CONTRACTORS.
     -----------------------

     The relationship between ABT and Dealer created by this Agreement shall be that of independent contractor. Nothing contained in this Agreement shall be construed as creating or constituting a partnership, agency, or joint venture between ABT and Dealer.

20.  NO WAIVER.
     ---------

     The failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any right hereunder.

21.  SEVERABILITY, GOVERNING LAW AND JURISDICTION.
     --------------------------------------------

     If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, such determination shall in no way alter or impair the validly, legality and enforceability of the remaining provisions of this Agreement. This Agreement and the performance hereunder shall be governed and construed in accordance with the laws of the

State of California. Any dispute or claim arising between the parties hereto shall be brought in a court of competent jurisdiction located in the County of Orange in the State of California and the parties hereto agree to jurisdiction in California.

22.  COOPERATION.
     -----------

     Upon the request of ABT, Dealer agrees to confirm in writing, in form satisfactory to ABT and provided by ABT at its own expense, any amendment, modification, change in original terms or other action which alters the terms of this Agreement and which was taken or initiated by ABT pursuant to rights granted to, or reserved by, ABT hereunder.

23.  OTHER AGREEMENTS.
     ----------------

     This Agreement supersedes any and all agreements, either oral or written, between the parties and contains all of the representations, covenants, and agreements between the parties with respect to the rendering of the services described in this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not contained in this Agreement, and that no other agreement, statement, or promise not contained in this Agreement will be valid or binding. Any modification of this Agreement will be effective only if it is in a writing signed by the party to be charged.

Auto-By-Tel Corporation, a Delaware Corporation        Dealer:  ((Dealer_Corp))

By:                                By:
    --------------------------         --------------------------
Name:  Peter Ellis                 Name:  ((Sirname)) ((Dlr_First)) ((Dlr_Last))
Title:  President                  Title:  ((Dlr_Title))

        Page

((ABT_DlrN)) ((Dealer_ID)) Parent ID ((Parent_ID)) ((Franchise))

                                                                EXHIBIT 10.13(b)

                           ABT SUBSCRIPTION AGREEMENT
                           --------------------------

          THIS AGREEMENT made this ((Ck_RcvdTxt)) by and between Auto-By-Tel Marketing Corporation, a Delaware Corporation, with its principal place of business at 2711 E. Coast Highway, Corona Del Mar, California 92625 ("ABT"), and ((Dealer_Corp)), a(n) ((STTxt)) ((Entity)), d.b.a. ((Dealer_DBA)), with its principal place of business at ((Bill_Addr)), ((City)) ((ST)) ((Dlr_Zip.)).

                                    RECITALS
                                    --------

WHEREAS, ABT is in the business of locating persons interested in purchasing and/or leasing automobiles and/or trucks primarily through electronic media ("Potential Purchasers");

WHEREAS, Dealer is a dealer of automobiles and/or trucks who wishes to participate in a program where ABT provides certain information about Potential Purchasers to Dealer which will facilitate Dealer's sales of automobiles to Potential Purchasers and thereby decrease marketing costs which, in turn, will allow Dealer to offer automobiles and trucks at a competitive price;

WHEREAS, ABT has invested considerable amounts of money in order to acquire relevant information about Potential Purchasers from the Internet and on-line computer services; and

WHEREAS, ABT wishes to ensure that Dealer will provide a high level of service to Potential Purchasers provided to the Dealer through their participation in this program.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, ABT AND DEALER AGREE AS FOLLOWS:

1.   SERVICES TO BE PERFORMED
     ------------------------

     ABT shall provide a marketing program on the Internet and Online
Services to attract Potential Purchasers and shall forward information regarding the Potential Purchasers identified for the make subscribed and in the zip code area subscribed to the Dealer.

2.   USE OF SERVICES.
     ---------------

     (a)  Dealer Participation.  Dealer agrees to abide by ABT's Customer
          --------------------
Service Standards as more fully described in Paragraph 10 below, which may be revised from time to time. Dealer shall designate one key employee to be provided instructions by ABT or its authorized agent. Should the assignment of any designated key employee change, Dealer shall notify ABT. Dealer shall be responsible for costs, if any, associated with the training of its key employees to use ABT's services. Dealer shall sign any necessary confidentiality agreements to protect ABT's propriety rights.

     (b)  Use of System and Modifications.  It is agreed to by the parties that
          -------------------------------
the use of ABT's services is restricted solely to Dealer and its designated employees and other duly authorized licensees of ABT. Dealer shall not compete with ABT in providing the services herein discussed.

3.   EQUIPMENT.
     ---------

     (a)  ABT Equipment.  ABT warrants that it possesses or has access to and
          -------------
the right to use computer equipment and other office equipment necessary for ABT to perform its services contemplated by this Agreement.

     (b)  Dealer Equipment.  Dealer, at its sole cost and expense, shall provide
          ----------------
the computer and other office equipment necessary to use and receive the services to be provided hereunder by ABT.

     (c)  Equipment Maintenance, Risk of Loss.  Dealer shall maintain all of
          -----------------------------------
their computer and office equipment necessary for the utilization of the services to be provided hereunder by ABT in good and proper working order and repair. Dealer shall assume all responsibility for loss or damage to Dealer's equipment in the utilization of the services to be provided hereunder by ABT.

4.   TITLE TO SYSTEM.
     ---------------

     The services to be provided hereunder by ABT, together with any modifications and/or improvements therein made by ABT or Dealer during the term of this Agreement, or any extensions thereof, and all copies thereof are proprietary to ABT and title thereto remains in ABT. All applicable rights to patents, copyrights, trademarks and trade secrets in the System and in the name "Auto-By-Tel" and its logo are and shall remain solely in ABT.

5.   ASSIGNMENT OF TERRITORY
     -----------------------

     Subject to the terms and conditions set forth in this Agreement, ABT hereby grants to Dealer the exclusive, non-transferable right to use the services to be performed by ABT, as contemplated by this Agreement, within the geographic area designated by the following zip codes: ((Territory)) and for the following make of motor vehicles: ((Franchise)) (the "Territory").

     Notwithstanding the foregoing, ABT retains the right, directly or through other dealerships, to market and use its System and services in all areas other than Dealer's Territory, and within Dealer's Territory for all makes of motor vehicles not listed above.

6.   SUBSCRIPTION FEES.
     -----------------

     (a) Dealer shall pay ABT ((Amt_Text)) dollar(s) (((Amount))) as an initial start-up fee concurrently with Dealer's execution of this Agreement.

     (b) Dealer shall pay ABT the amount of ((Monthly)) as a monthly subscription fee which is due and payable on the first day of every month. ABT may change this monthly subscription fee upon thirty (30) days written notice of the increased price to the dealer.

     (c) Dealer shall pay ABT an annual fee on the first anniversary date of this Agreement and each anniversary thereafter. A notice indicating the amount of the annual fee will be sent to the Dealer 60 days prior to the anniversary date of this Agreement.

7.   TAXES.
     -----

     Dealer shall, in addition to any other amounts payable under this Agreement, pay all taxes - federal, state, local or otherwise - however designated which are levied or imposed by reason of the services provided under this Agreement. Without limiting the foregoing, Dealer shall promptly pay to ABT an amount equal to any such items actually paid or required to be collected or paid by ABT.

8.   TERM.
     ----

     This Agreement shall be for a term of five (5) years, commencing upon the date hereof and terminating on ((Term_DateTxt)) unless sooner terminated according to the provisions hereof. Either party may terminate this Agreement, at their sole option and for any reason whatsoever, at any time by providing the other party 30 days written notice. This Agreement may be terminated by ABT immediately and without notice in the event that Dealer does not adhere to ABT's Customer Service Standards or in the event that any fees due ABT are outstanding more than 30 days. If this Agreement is terminated prior to the date set forth herein, the parties agree to continue to be bound to the covenants and promises set forth in paragraphs 2b, 4, 12, 13, 15, and 22.

9.   PERIODIC OPERATIONS REPORTS
     ---------------------------

     (a)  Reports.  ABT shall furnish to Dealer, on a quarterly basis, an
          -------
operations report which shall include die number of inquiries received by ABT from consumers in Dealer's exclusive Territory. Dealer shall report to ABT on a monthly basis the number and names of Potential Purchasers who purchased motor vehicles from Dealer, the number of vehicles financed and the amounts financed and such other information as ABT may from time to time request.

     (b)  Duty of Care. ABT shall not be liable for any loss of data, delays
          ------------
and/or errors in transmitting data occurring by reason of circumstances beyond its reasonable control or for any damages rising as a consequence thereof.

10.  CUSTOMER SERVICE STANDARDS
     --------------------------

     Dealer shall relay to Potential Purchasers a full and complete response to the Potential Purchasers' inquiries transmitted by ABT to Dealer within 24 hours of receipt of the inquiry from ABT, exclusive of Saturdays, Sundays and holidays recognized by the federal government. Dealer's initial response shall be by telephone and shall disclose the availability of the vehicle inquired about, the manufacturers suggested retail price of the vehicle and all requested options and the price at which the Dealer will sell/lease the vehicle with all requested options to the Potential Purchaser. In addition, Dealer shall provide information as to all other terms and costs required by law to be disclosed to prospective purchasers (the "Dealer Information").

11.  DEALER'S COVENANTS.
     ------------------

     Dealer hereby covenants and agrees that all of the terms and conditions contained in Dealer Information transmitted to consumer shall remain in full force and effect and be binding upon Dealer for a period of seven (7) days after its transmittal provided the identified vehicle remains available for sale.

12.  CONFIDENTIALITY.
     ---------------

     ABT agrees to treat all records and other information provided by Dealer, with respect to terms of sale, financing or leasing of motor vehicles, confidential, except that this information may be transmitted to consumers making inquiries concerning the terms of purchase, financing or leasing of motor vehicle(s). Dealer, on behalf of itself and its employees, agrees to keep all information with respect to ABT's services confidential and, without the previous written consent of ABT, Dealer shall not impart ABT's services, or the concept thereof, to any person or entity whatsoever other than employees of Dealer. Notwithstanding the foregoing, if either party is required to produce any such information by order of any government agency, court of competent jurisdiction, or other regulatory body, it may, upon not less than five days written notice to the other party, release required information.

13.  INDEMNIFICATION.
     ---------------

     Dealer agrees to indemnify and hold harmless ABT and its subsidiaries and/or affiliates and their respective members, managers, directors, officers, employees and agents against any and all losses, liabilities, claims, awards, damages, judgments, settlements, and costs, including fees and expenses, arising out of or related to any third party claim (including, but not limited to, any claim for damages by any person or entity who purchases, leases and/or finances a motor vehicle(s) from Dealer through the utilization of ABT's services) resulting from the use of ABT's services provided hereunder. Dealer shall defend and settle, at its sole cost and expense, all suits or proceedings arising out of any of the foregoing, provided ABT gives Dealer prompt notice of any such claim of which it learns. In all events, ABT shall have the right to participate in the defense of any such suit or proceedings through counsel of its own choosing. ABT shall be without liability to Dealer with respect to anything done, or omitted to be done, in accordance with the terms of this Agreement or instructions properly received pursuant hereto, if done in good faith and without negligence or willful or wanton misconduct.

14.  TRADE SECRETS.
     -------------

     (a) During the term of this Agreement, Dealer will have access to and become acquainted with various trade secrets, consisting of formulas, strategies, processes, computer programs, compilations of information, records, specifications, and contractual information, all of which are owned by ABT and regularly used in the operation of ABT's business.

     (b) Dealer acknowledges and agrees that the sale or unauthorized use or disclosure of any of ABT's trade secrets constitutes unfair competition.

15.  WARRANTY LIMITATION.
     -------------------

     ABT MAKES NO WARRANTY REGARDING THE PERFORMANCE OF THE SERVICES
HEREUNDER AND DEALER SPECIFICALLY WAIVES ALL WARRANTEES, EXPRESSED OR IMPLIED, ARISING OUT OF OR IN CONNECTION WITH THE SERVICES TO BE PROVIDED UNDER THIS AGREEMENT BY ABT. SPECIFICALLY EXCLUDED ARE ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL ABT BE LIABLE FOR ANY LOSS OF BUSINESS PROFITS, OR FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SIMILAR DAMAGES, OR FOR THE CLAIMS OF DAMAGES MADE BY ANY THIRD PARTY EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

16.  TRADEMARKS AND SERVICE MARKS.
     ----------------------------

     Any and all trademarks and service marks associated with ABT are and shall remain the exclusive property of ABT. If during the term of this Agreement, a trademark registration is filed by ABT, all rights belong to ABT who shall also bear the costs for such registration. Dealer is permitted to use the trademark and service mark only as set forth herein or only as authorized in writing by ABT.

17.  ADVERTISEMENTS.
     --------------

     In all new car display print advertisements which are equal to or greater than 14 column inches, Dealer shall also include ABT's service mark as well as its Internet address in one of the formats depicted in Exhibit A such that the ABT service mark and Internet address are clearly legible.

18.  NOTICES.
     -------

     All notices and requests in connection with this Agreement shall be given or made upon the respective parties in writing and shall be deemed as given on the day it is deposited in the U.S. mail, postage prepaid, certified or registered, return receipt requested, and addressed as designated at the top of this Agreement or to such address as the party to receive the notice or request so designates by written notice to the other.

19.  ASSIGNMENT.
     ----------

     This Agreement and the rights and duties hereunder shall not be assignable by the Dealer except upon written consent of ABT. This Agreement and the rights and duties hereunder shall be assignable by ABT.

20.  INDEPENDENT CONTRACTORS.
     -----------------------

     The relationship between ABT and Dealer created by this Agreement shall be that of independent contractor. Nothing contained in this Agreement shall be construed as creating or constituting a partnership, agency, or joint venture between ABT and Dealer.

21.  NO WAIVER.
     ---------

     The failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any right hereunder.

22.  SEVERABILITY.
     ------------

     If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, such determination shall in no way alter or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

23.  GOVERNING LAW AND JURISDICTION.
     ------------------------------

     This Agreement and the performance hereunder shall be governed and construed in accordance with the laws of the State of California. Any dispute or claim arising between the parties hereto shall be brought in a court of competent jurisdiction located in the County of Orange in the State of California and the parties hereto agree to jurisdiction in California.

24.  OTHER AGREEMENTS.
     ----------------

     This Agreement supersedes any and all agreements, either oral or written, between the parties and contains all of the representations, covenants, and agreements between the parties with respect to the rendering of the services described in this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not contained in this Agreement, and that no other agreement, statement, or promise not contained in this Agreement will be valid or binding. Any modification of this Agreement will be effective only if it is in a writing signed by the party to be charged.

Auto-By-Tel Marketing Corporation,       Dealer:   ((Dealer_Corp))
a Delaware Corporation


By:___________________________    By:__________________________________________

Name: Mr. Pete Ellis              Name:   ((Sirname)) ((Dlr_First)) ((Dlr_Last))
Title: President                  Title:  ((Dlr_Title))

                                                                EXHIBIT 10.13(c)

                           ABT SUBSCRIPTION AGREEMENT

THIS AGREEMENT made this ((Ck_RcvdTxt)), by and between Auto-By-Tel Marketing Corporation, a Delaware Corporation, with its principal place of business at 2711 E. Coast Highway, Corona Del Mar, California 92625 ("ABT"), and , a(n) ((STTxt)) ((Entity)), with its principal place of business at ((Bill_Addr)), ((City)), ((ST)) ((Dlr_Zip)). ("Dealer").

WHEREAS ABT is in the business of locating persons interested in purchasing or leasing automobiles or trucks primarily through electronic media ("Potential Purchasers");

WHEREAS Dealer is a dealer of automobiles and/or trucks who wishes to participate in a program where ABT provides certain information about Potential Purchasers to Dealer which will facilitate Dealer's sales of automobiles to Potential Purchasers and thereby decrease marketing costs which, in turn, will allow Dealer to offer automobiles and trucks at a competitive price;

WHEREAS ABT has invested considerable amounts of money in order to acquire relevant information about Potential Purchasers from the Internet and Online computer services; and

WHEREAS ABT wishes to ensure that Dealer will provide a high level of service to Potential Purchasers provided to Dealer through their participation in this program.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, ABT and Dealer agree as follows:

1.   Services to be Performed
     ------------------------

ABT shall provide a marketing program on the Internet and Online Services to attract Potential Purchasers and shall forward information regarding Potential Purchasers identified for the vehicle make subscribed and in the postal code area assigned to Dealer.

2.   Use of Services
     ---------------

(a)  Dealer Participation.  Dealer agrees to abide by ABT's Customer Service
     --------------------
     Standards as more fully described in Paragraph 10 below, which may be revised from time to time. Dealer shall designate one key employee to be provided instructions by ABT or its authorized agent. Should the assignment of any designated key employee change, Dealer shall notify ABT. Dealer shall be responsible for costs, if any, associated with the training of its key employees to use ABT's services. Dealer shall sign any necessary confidentiality agreements to protect ABT's proprietary rights.

(b)  Use of System and Modifications. It is agreed to by the parties that the
     -------------------------------
     use of ABT's services is restricted solely to Dealer and its designated employees and other duly authorized licensees of ABT. Dealer shall not compete with ABT in providing the services herein discussed.

3.   Equipment
     ---------

(a)  ABT Equipment. ABT warrants that it possesses or has access to and the
     -------------
     right to use computer equipment and other office equipment necessary for ABT to provide the services contemplated by this Agreement.

(b)  Dealer Equipment.  Dealer, at its sole cost and expense, shall provide the
     ----------------
     computer and other office equipment necessary to use and receive the services to be provided hereunder by ABT.

(c)  Equipment Maintenance, Risk of Loss.  Dealer shall maintain all of its
     -----------------------------------
     computer and office equipment necessary for the utilization of the services to be provided hereunder by ABT in good and proper working order and repair. Dealer shall assume all responsibility for loss or damage to Dealer's equipment in the utilization of the services to be provided hereunder by ABT.

4.   Title to System
     ---------------

The services to be provided hereunder by ABT, together with any modifications or improvements therein made by ABT or Dealer during the term of this Agreement, or any extensions thereof, and all copies thereof are proprietary to ABT and title thereto remains in ABT. All applicable rights to patents, copyrights, trademarks and trade secrets in the System and in the name "Auto-By-Tel" and its logo are and shall remain solely in ABT.

5.   Assignment of Territory
     -----------------------

Subject to the terms and conditions set forth in this Agreement, ABT hereby grants to Dealer the exclusive, non-transferable right to use the services to be performed by ABT as contemplated by this Agreement, within the geographic area designated by the following postal code: and for the following make of motor vehicles: ((Franchise)) the "Territory").

Notwithstanding the foregoing, ABT retains the right, directly or through other dealerships, to market and use its System and services in all areas other than Dealer's Territory, and within Dealer's Territory for all makes of motor vehicles not listed above.

6.   Subscription Fees
     -----------------

(a) Dealer shall pay ABT the amount of (((Amount)) plus G.S.T. as an initial start-up fee concurrently with Dealer's execution of this Agreement.

(b) Dealer shall pay ABT the amount of ((Monthly)), plus G.S.T. as a monthly subscription fee which is due and payable on the first day of every month. ABT may change this monthly subscription fee upon thirty (30) days written notice of the increased price to the dealer.

(c) Dealer shall pay ABT an annual fee plus G.S.T. on the first anniversary date of this Agreement and each anniversary thereafter. A notice indicating the amount of the annual fee will be sent to the Dealer sixty
     (60) days prior to the anniversary date of this Agreement.

7.   Taxes
     -----

Dealer shall, in addition to any other amounts payable under this Agreement, pay all taxes - federal, provincial, local or otherwise - however designated which are levied or imposed by reason of the services provided under this Agreement. Without limiting the foregoing, Dealer shall promptly pay to ABT an amount equal to any such items actually paid or required to be collected or paid by ABT.

8.   Term
     ----

This Agreement shall be for a term of five (5) years, commencing upon the date hereof and terminating on ((Term_DateTxt)) unless sooner terminated according to the provisions hereof. Either party may terminate this Agreement, at their sole option and for any reason whatsoever, at any time by providing the other party thirty (30) days written notice. This Agreement may be terminated by ABT immediately and without notice in the event that Dealer does not adhere to ABT's Customer Service ,Standards, or in the event that any fees due to ABT are outstanding more than thirty (30) days. If this Agreement is terminated prior to the date set forth herein, the parties agree to continue to be bound to the covenants and promises set forth in Paragraph 2b, 4, 12, 13, 15, and 22.

9.   Periodic Operations Reports
     ---------------------------

(a)  Reports.  ABT shall furnish to Dealer, on a quarterly basis, an operations
     -------
     report which shall include the number of inquiries received by ABT from consumers in Dealer's exclusive Territory. Dealer shall report to ABT on a monthly basis the number and names of individuals who purchased motor vehicles from Dealer, the number of vehicles financed and the amounts financed and such other information as ABT may from time to time request.

(b)  Duty of Care.  ABT shall not be liable for any loss of data, delays and/or
     ------------
     errors in transmitting data occurring by reason of circumstances beyond its reasonable control or for any damages arising as a consequence thereof.

10.  Customer Service Standards
     --------------------------

Dealer shall relay to Potential Purchasers a full and complete response to the Potential Purchasers' inquiries transmitted by ABT to Dealer within twenty-four
(24) hours of receipt of the inquiry from ABT, exclusive of Saturdays, Sundays and statutory holidays, Dealer's initial response shall be by telephone and shall disclose the availability of the vehicle inquired about, the manufacturer's suggested retail price of the vehicle and all requested options and the price at which Dealer will sell/lease the vehicle with all requested options to the Potential Purchaser. In addition, Dealer shall provide information as to all other terms and costs required by law to be disclosed to the Potential Purchaser (the "Dealer Information").

11.  Dealer's Covenants
     ------------------

Dealer hereby covenants and agrees that all of the terms and conditions contained in Dealer Information transmitted to Potential Purchasers shall remain in full force and effect and be binding upon Dealer for a period of seven (7) days after its transmittal provided the identified vehicle remains available for sale.

12.  Confidentiality
     ---------------

ABT agrees to treat all records and other information provided by Dealer with respect to terms of sale, financing or leasing of motor vehicles confidential except that this information may be transmitted to consumers making inquiries concerning the terms of purchase, financing or leasing of motor vehicle(s). Dealer, on behalf of itself and its employees, agrees to keep all information with respect to ABT's services confidential and, without the previous written consent of ABT, Dealer shall not impart information about ABT's services, or the concept thereof, to any person or entity whatsoever other than employees of Dealer and Potential Purchasers. Notwithstanding the foregoing, if either party is required to produce any such information by order of any government agency, court of competent jurisdiction, or other regulatory body, it may, upon not less than five days' written notice to the other party, release required information.

13.  Indemnification.
     ---------------

Dealer agrees to indemnify and hold harmless ABT and its subsidiaries and/or affiliates and their respective members, managers, directors, officers, employees and agents against any and all losses, liabilities, claims, awards, damages, judgements, settlements, and costs, including fees and expenses, arising out of or related to any third party claim (including, but not limited to, any claim for damages by any person or entity who purchases, leases and/or finances a motor vehicle(s) from Dealer through the utilization of ABT's services) resulting from the use of ABT's services provided hereunder. Dealer shall defend and settle, at its sole cost and expense, all suits or proceedings arising out of any of the foregoing, provided ABT gives Dealer prompt notice of any such claim of which it learns. ln all events, ABT shall have the right to participate in the defense of any such suit or proceedings through counsel of its own choosing. ABT shall be without liability to Dealer with respect to anything done, or omitted to be done, in accordance with the terms of this Agreement or instructions properly received pursuant hereto, if done in good faith and without negligence or wilful or wanton misconduct.

14.  Trade Secrets
     -------------

(a) During the term of this Agreement, Dealer will have access to and become acquainted with various trade secrets, consisting of formulas, strategies, processes, computer programs, compilations of information, records, specifications, and contractual information, all of which are owned by ABT and regularly used in the operation of ABT's business.

(b) Dealer acknowledges and agrees that the sale or unauthorized use or disclosure of any of ABT's trade secrets constitutes a breach of section 12 of this Agreement.

15.  Warranty Limitation
     -------------------

ABT MAKES NO WARRANTY REGARDING THE PERFORMANCE OF THE SERVICES HEREUNDER AND DEALER SPECIFICALLY WAIVES ALL WARRANTIES, EXPRESSED OR IMPLIED, ARISING OUT OF OR IN CONNECTION WITH THE SERVICES TO BE PROVIDED UNDER THIS AGREEMENT BY ABT. SPECIFICALLY EXCLUDED ARE ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL ABT BE LIABLE FOR ANY LOSS OF BUSINESS PROFITS, OR FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SIMILAR DAMAGES OR FOR THE CLAIMS OF DAMAGES MADE BY ANY THIRD PARTY EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

16.  Trademarks and Services Marks
     -----------------------------

Any and all trademarks and service marks associated with ABT are and shall remain the exclusive property of ABT. If during the term of this Agreement, a trademark registration is filed by ABT, Dealer acknowledges that all fights to such trademark belong to ABT who shall also bear the costs of such registration. Dealer is permitted to use such trademark and service marks only as set forth herein or only as authorized in writing by ABT.

17.  Advertisements
     --------------

In all print advertisements for Dealer automobiles, services, or other goods which are equal to or greater than fourteen (14) column inches, Dealer shall also include ABT's service mark as well as its Internet address in one of the formats depicted in Rider A such that the ABT service mark and Internet address are clearly legible.

18.  Notices
     -------

All notices and requests in connection with this Agreement shall be given or made upon the respective parties in writing and shall be deemed as given on the day it is deposited in the Canadian or U.S. mail, postage prepaid, certified or registered, return receipt requested, and addressed as designated at the top of this Agreement or to such address as the party to receive the notice or request so designates by written notice to the other.

19.  Assignment
     ----------

This Agreement and the rights and duties hereunder shall not be assignable by Dealer except upon written consent of ABT. This Agreement and the rights and duties hereunder may be assigned by ABT at its sole discretion.

20.  Independent Contractors
     -----------------------

The relationship between ABT and Dealer created by this Agreement shall be that of independent contractor. Nothing contained in this Agreement shall be construed as creating or constituting a partnership, agency, or joint venture between ABT and Dealer.

21.  No Waiver
     ---------

The failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any right hereunder.

22.  Severability
     ------------

If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, this shall in no way alter or impair the validity, legality and enforceability of the remaining provisions of this Agreement.

23.  Governing Law and Jurisdiction
     ------------------------------

This Agreement and the performance hereunder shall be governed and construed in accordance with the laws of the State of California. Any dispute or claim arising between the parties hereto shall be brought in a court of competent jurisdiction located in the County of Orange in the State of California and the parties hereto agree to attorn to the jurisdiction of the courts of California.

24.  Other Agreements
     ----------------

This Agreement supersedes any and all agreements, either oral or written, between the parties and contains all of the representations, covenants, and agreements between the parties with respect to the rendering of the services described in this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not contained in this Agreement, and that no other agreement, statement, or promise not contained in this Agreement will be valid or binding. Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

Auto-By-Tel Marketing Corporation,
a Delaware Corporation                DEALER: ((DEALER_CORP))


Per:                                 Per:
     -------------------------------      -------------------------------
Name:  Pete Ellis                    Name: ((Sirname)) ((Dlr_Flrst))((Dir_Last))

Title: President                     Title:  ((Dir_Title))


canagr.doc

                                                                EXHIBIT 10.13(d)

                           ABT SUBSCRIPTION AGREEMENT
                           --------------------------

THIS AGREEMENT made this ((Ck_RcvdTxt)). by and between Auto-By-Tel Marketing Corporation, a Delaware Corporation, with its principal place of business at 2711 E. Coast Highway, Corona Del Mar, California 92625 ("ABT"), and ((Dealer_Corp)), a(n) ((STTxt)) ((Entity)), d.b.a.((-Dealer_DBA.)), with its principal place of business at ((Bill_Addr.)), ((City)) ((ST)) ((Dlr_zip)).

                                    RECITALS
                                    --------

WHEREAS, ABT is in the business of operating advertising programs primarily through electronic media;

WHEREAS, Dealer is a dealer of automobiles and/or trucks who wishes to participate in said program;

WHEREAS, ABT has invested considerable amounts of money in order to operate the program on the Internet and on-line computer services; and

WHEREAS, Dealer agrees to provide a high level of service to members of the public reached through the program.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, ABT AND DEALER AGREE AS FOLLOWS:

1.   Services to be Performed.
     ------------------------

     ABT shall provide an advertising program on the Internet and Online Services to the public and shall forward information regarding inquiries made for the make subscribed and in the zip code area subscribed to by Dealer.

2.   Use of Services.
     ---------------

     (a)  Dealer Participation.  Dealer agrees to abide by ABT's Customer
          --------------------
Service Standards as more fully described in Paragraph 10 below, which may be revised from time to time. Dealer shall designate one key employee to be provided instructions by ABT or its authorized agent. Should the assignment of any designated key employee change, Dealer shall notify ABT. Dealer shall be responsible for costs, if any, associated with the training of its key employees to use ABT's services. Dealer shall sign any necessary confidentiality agreements to protect ABT's rights.

     (b)  Use of System and Modifications.  It is agreed to by the parties that
          -------------------------------
the use of ABT's program is restricted solely to Dealer and its designated employees and other duly authorized licensees of ABT. Dealer shall not compete with ABT in providing the services herein discussed.

3.   Equipment.
     ---------

     (a)  ABT Equipment.  ABT warrants that it possesses or has access to and
          -------------
the right to use computer equipment and other office equipment necessary for ABT to perform its services contemplated by this Agreement.

     (b)  Dealer Equipment.  Dealer, at its sole cost and expense, shall provide
          ----------------
the computer and other office equipment necessary to use and receive the services to be provided hereunder by ABT.

     (c)  Equipment Maintenance, Risk of Loss.  Dealer shall maintain all of
          -----------------------------------
their computer and office equipment necessary for the utilization of the services to be provided hereunder by ABT in good and proper working order and repair. Dealer shall assume all responsibility for loss or damage to Dealer's equipment in the utilization of the services to be provided hereunder by ABT.

4.   Title to System.
     ---------------

     The services to be provided hereunder by ABT, together with any modifications and/or improvements therein made by ABT or Dealer during the term of this Agreement, or any extensions thereof, and all copies thereof are proprietary to ABT and title thereto remains in ABT. All applicable rights to patents, copyrights, trademarks and trade secrets in the System and in the name "Auto-By-Tel" and its logo are and shall remain solely in ABT.

5.   Assignment of Territory.
     -----------------------

     (a) Subject to the terms and conditions set forth in this Agreement, Dealer subscribes to utilize the program within the geographic area designated by the following zip codes: ((Territory)) and for the following make of motor vehicles: ((Franchise)) (the "Territory").

     (b) Notwithstanding the foregoing, ABT retains the right to reassign or revise Dealers zip code area and subscription fees as necessary to accommodate entry of additional dealers into the program .


6.   Subscription  Fees.
     ------------------

     Subject to the provisions of paragraph 5. b:

     (a) Dealer shall pay ABT ((Amt_Text)) dollar(s) ((Amount)) as an initial start-up fee concurrently with Dealer's execution of this Agreement.
     (b) Dealer shall pay ABT the amount of ((Monthly)). as a monthly subscription fee which is due and payable on the first day of every month. ABT may change this monthly subscription fee upon thirty (30) days written notice of the increased price to the dealer.
     (c) Dealer shall pay ABT an annual fee on the first anniversary date of this Agreement and each anniversary thereafter. A notice indicating the amount of the annual fee will be sent to the Dealer 60 days prior to the anniversary date of this Agreement.

7.   Taxes.
     -----

     Dealer shall, in addition to any other amounts payable under this Agreement, pay all taxes - federal, state, local or otherwise - however designated which are levied or imposed by reason of the services provided under this Agreement. Without limiting the foregoing, Dealer shall promptly pay to ABT an amount equal to any such items actually paid or required to be collected or paid by ABT.

8.   Term.
     ----

     This Agreement shall be for a term of five (5) years, commencing upon the date hereof and terminating on ((Term_DateTxt)) unless sooner terminated or revised according to the provisions hereof. Either party may terminate this Agreement, at their sole option and for any reason whatsoever, at any time by providing the other party 30 days written notice. This Agreement may be terminated by ABT immediately and without notice in the event that Dealer does not adhere to ABT's Customer Service Standards or in the event that any fees due ABT are outstanding more than 30 days. If this Agreement is terminated prior to the date set forth herein, the parties agree to continue to be bound to the covenants and promises set forth in paragraphs 2b, 4, 12, 13, 15, and 22.

9.   Periodic Operations Reports.
     ---------------------------

     (a)  Reports.  ABT shall furnish to Dealer, on a quarterly basis, an
          -------
operations report which shall include the number of inquiries received by ABT from Dealer's zip code area. Dealer shall report to ABT on a monthly basis the number and names of Potential Purchasers who purchased motor vehicles from Dealer, the number of vehicles financed and the amounts financed and such other information as ABT may from time to time request.

     (b)  Duty of Care.   ABT shall not be liable for any loss of data, delays
          -------------
and/or errors in transmitting data occurring by reason of circumstances beyond its reasonable control or for any damages arising as a consequence thereof.

10.  Customer Service Standards.
     --------------------------

     Dealer shall relay full and complete response to the inquiries transmitted by ABT to Dealer within 24 hours of receipt of the inquiry from ABT, exclusive of Saturdays, Sundays and holidays recognized by the federal government. Dealer's initial response shall be by telephone and shall disclose the availability of the vehicle inquired about, the manufacturers suggested retail price of the vehicle and all requested options and the price at which the Dealer will sell the vehicle with all requested options. In addition, Dealer shall provide information as to all other terms and costs required by law to be disclosed (the "Dealer Information").

11.  Dealer's Covenants.
     ------------------

     Dealer hereby covenants and agrees that all of the terms and conditions contained in Dealer Information transmitted shall remain in full force and effect and be binding upon Dealer for a period of seven (7) days after its transmittal provided the identified vehicle remains available for sale.

12.  Confidentiality.
     ---------------

     ABT agrees to treat all records and other information provided by Dealer, with respect to terms of sale, financing or leasing of motor vehicles, confidential. Dealer, on behalf of itself and its employees, agrees to keep all information with respect to ABT's services confidential and, without the previous written consent of ABT, Dealer shall not impart ABT's services, or the concept thereof, to any person or entity whatsoever other than employees of Dealer. Notwithstanding the foregoing, if either party is required to produce any such information by order of any government agency, court of competent jurisdiction, or other regulatory body, it may, upon not less than five days written notice to the other party, release required information.

13.  Indemnification.
     ---------------

     Dealer agrees to indemnify and hold harmless ABT and its subsidiaries and/or affiliates and their respective members, managers, directors, officers, employees and agents against any and all losses, liabilities, claims, awards, damages, judgments, settlements, and costs, including fees and expenses, arising out of or related to any third party claim (including, but not limited to, any claim for damages by any person or entity who purchases, leases and/or finances a motor vehicle(s) from Dealer through the utilization of ABT's services) resulting from the use of ABT's services provided hereunder. Dealer shall defend and settle, at its sole cost and expense, all suits or proceedings arising out of any of the foregoing, provided ABT gives Dealer prompt notice of any such claim of which it learns. In all events, ABT shall have the right to participate in the defense of any such suit or proceedings through counsel of its own choosing. ABT shall be without liability to Dealer with respect to anything done, or omitted to be done, in accordance with the terms of this Agreement or instructions properly received pursuant hereto, if done in good faith and without negligence or willful or wanton misconduct.

14.  Trade Secrets.
     -------------

     (a) During the term of this Agreement, Dealer will have access to and become acquainted with various trade secrets, consisting of formulas, strategies, processes, computer programs, compilations of information, records, specifications, and contractual information, all of which are owned by ABT and regularly used in the operation of ABT's business.

     (b) Dealer acknowledges and agrees that the sale or unauthorized use or disclosure of any of ABT's trade secrets constitutes unfair competition.

15.  Warranty Limitation.
     -------------------

     ABT MAKES NO WARRANTY REGARDING THE PERFORMANCE OF THE SERVICES HEREUNDER AND DEALER SPECIFICALLY WAIVES ALL WARRANTIES, EXPRESSED OR IMPLIED, ARISING OUT OF OR IN CONNECTION WITH THE SERVICES TO BE PROVIDED UNDER THIS AGREEMENT BY ABT. SPECIFICALLY EXCLUDED ARE ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL ABT BE LIABLE FOR ANY LOSS OF BUSINESS PROFITS, OR FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SIMILAR DAMAGES, OR FOR THE CLAIMS OF DAMAGES MADE BY ANY THIRD PARTY EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

16.  Trademarks and Service Marks.
     ----------------------------

     Any and all trademarks and service marks associated with ABT are and shall remain the exclusive property of ABT. lf during the term of this Agreement, a trademark registration is filed by ABT, all rights belong to ABT who shall also bear the costs for such registration. Dealer is permitted to use the trademark and service mark only as set forth herein or only as authorized in writing by ABT.

17.  Advertisements.
     --------------

     In all new car display print advertisements which are equal to or greater than 14 column inches, Dealer shall also include ABT's service mark as well as its Internet address in one of the formats depicted in Exhibit A such that the ABT service mark and Internet address are clearly legible.

18.  Notices.
     -------

     All notices and requests in connection with this Agreement shall be given or made upon the respective parties in writing and shall be deemed as given on the day it is deposited in the U.S. mail, postage prepaid, certified or registered, return receipt requested, and addressed as designated at the top of this Agreement or to such address as the party to receive the notice or request so designates by written notice to the other.

19.  Assignment.
     ----------

     This Agreement and the rights and duties hereunder shall not be assignable by the Dealer except upon written consent of ABT. This Agreement and the rights and duties hereunder shall be assignable by ABT.

20.  Independent Contractors.
     -----------------------

     The relationship between ABT and Dealer created by this Agreement shall be that of independent contractor. Nothing contained in this Agreement shall be construed as creating or constituting a partnership, agency, or joint venture between ABT and Dealer.

21.  No Waiver.
     ---------

     The failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any right hereunder.

22.  Severability.
     ------------

     If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, such determination shall in no way alter or impair the validly, legality and enforceability of the remaining provisions of this Agreement.

23.  Governing Law and Jurisdiction.
     ------------------------------

     This Agreement and the performance hereunder shall be governed and construed in accordance with the laws of the State of Texas. Any dispute or claim arising between the parties hereto shall be brought in a court of competent jurisdiction located in the County of Travis in the State of Texas and the parties hereto agree to jurisdiction in Texas.

24.  Other Agreements.
     ----------------

     This Agreement supersedes any and all agreements, either oral or written, between the parties and contains all of the representations, covenants, and agreements between the parties with respect to the rendering of the services described in this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not contained in this Agreement, and that no other agreement, statement, or promise not contained in this Agreement will be valid or binding. Any modification of this Agreement will be effective only if it is in a writing signed by the party to be charged.

Auto-By-Tel Marketing Corporation, a Delaware Corporation      Dealer:
((Dealer_Corp))


By:____________________________    By:_________________________________________
Name:  Mr. Pete Ellis              Name:  ((Surname)) ((Dir_First)) ((Dir_Last))
Title: President                   Title: ((Dir_Title))

abt-tx.doc

                                                                EXHIBIT 10.13(e)

                           ABT SUBSCRIPTION AGREEMENT
                           --------------------------

THIS AGREEMENT made this ((Ck_RcvdTxt)) by and between Auto-By-Tel Marketing Corporation, a Delaware Corporation, with its principal place of business at 18872 MacArthur Boulevard, Second Floor, Irvine CA 92612-1400 ("ABT"), and ((Dealer_Corp)), a(n) ((STTxt)) ((Entity)), d.b.a. ((Dealer_DBA)), with its principal place of business at ((Bill_Addr)), ((City)) ((ST)) ((Dlr_Zip)).

                                    RECITALS
                                    --------

WHEREAS, ABT is in the business of locating persons interested in purchasing and/or leasing automobiles and/or trucks primarily through electronic media ("Potential Purchasers"):

WHEREAS, Dealer is a franchised dealer of new automobiles and/or trucks who wishes to participate in a program where ABT provides certain information about Potential Purchasers to Dealer which will facilitate Dealer's sales of automobiles to Potential Purchasers and thereby decrease marketing costs which, in turn, will allow Dealer to offer automobiles and trucks at a competitive price;

WHEREAS, ABT has invested considerable amounts of money in order to acquire relevant information about Potential Purchasers from the Internet and on-line computer services; and

WHEREAS, ABT wishes to ensure that Dealer will provide a high level of service to Potential Purchasers provided to the Dealer through their participation in this program.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, ABT AND DEALER AGREE AS FOLLOWS:

1.  SERVICES TO BE PERFORMED.
    ------------------------

  ABT shall provide a marketing program on the Internet and Online Services to attract Potential Purchasers and shall forward information regarding the Potential Purchasers identified for the make subscribed and in the zip code area subscribed to the Dealer.

2.  USE OF SERVICES.
    ---------------
    (a) Dealer Participation.  Dealer agrees to abide by ABT's Customer Service
        --------------------
Standards as more fully described in Paragraph 10 below, which may be revised from time to time by ABT. Dealer shall designate one key employee to be provided instructions by ABT or its authorized agent. Dealer shall notify ABT within ten (10) days of any change in the assignment of any designated key employee. Dealer shall be responsible for costs, if any, associated with the training of its key employees to use ABT's services. Dealer shall promptly sign any confidentiality agreements submitted by ABT to protect ABT's proprietary rights. ABT shall notify Dealer in writing of any revisions or additions to the Customer Service Standards, and such revisions shall take effect immediately upon Dealer's receipt thereof. Without limiting the generality of the foregoing, Dealer acknowledges that Auto-By-Tel will institute a financing program whereby customers may receive low-cost financing from sources provided by Auto-By-Tel through its web site (the "Financing Arrangements"). Dealer agrees with ABT that low-cost Financing Arrangements pursuant to which customers would (i) receive a financing proposal in conjunction with their receipt of a vehicle price quote, and (ii) close both the vehicle acquisition and financing quickly through Dealer, would be viewed by customers as an improvement in the Auto-By-Tel program, consequently increasing the attractiveness of the ABT program and its value to Dealer. Dealer agrees to cooperate fully with the Financing Arrangements instituted by ABT through its web site, including without limitation entering into customary closing administration arrangements with finance companies as requested by ABT, and to take such actions as reasonably requested by such finance companies or ABT to ensure that customers receive a high level of service and satisfaction in connection with the Financing Arrangements. After ABT commences the Financing Arrangements, Dealer acknowledges that changes in the Customer Services Guidelines may from time to time pertain to such Financing Arrangements.

    (b) Use of System and Modifications. It is agreed to by the parties that the
        -------------------------------
use of ABT's services is restricted solely to Dealer and its designated employees and other duly authorized licensees of ABT. Dealer shall not compete with ABT in providing the services herein discussed.

3.  EQUIPMENT.
    ---------
    (a) ABT Equipment.  ABT warrants that it possesses or has access to and the
        -------------
right to use computer equipment and other office equipment necessary for ABT to perform its services contemplated by this Agreement.

    (b) Dealer Equipment. Dealer, at its sole cost and expense, shall provide
        ----------------
the computer and other office equipment specified from time to time by ABT to use and receive the services to be provided hereunder by ABT.

    (c) Equipment Maintenance, Risk of Loss.  Dealer shall maintain all of their
        -----------------------------------
computer and office equipment in good and proper working order and repair. Dealer shall assume all responsibility for loss or damage to Dealer's equipment in the utilization of the services to be provided hereunder by ABT.

4.  TITLE TO SYSTEM, TRADEMARKS.
    ---------------------------

    The services to be provided hereunder by ABT, together with any modifications and/or improvements therein made by ABT or Dealer during the term of this Agreement, or any extensions thereof, and all copies thereof are proprietary to ABT and title thereto remains in ABT. All applicable rights to patents, copyrights, trademarks and trade secrets in the System and in the name "Auto-By-Tel" and its logo are and shall remain solely in ABT. Any and all trademarks and service marks associated with ABT are and shall remain the exclusive property of ABT. If, during the term of this Agreement, a trademark registration is filed by ABT, all rights belong to ABT who shall also bear the costs for such registration. Dealer is permitted to use the trademark and service mark only as set forth herein or only as authorized in writing by ABT.

5.  ASSIGNMENT OF TERRITORY.
    -----------------------

    Subject to the terms and conditions set forth in this Agreement, ABT hereby grants to Dealer the non-transferable right to use the services to be performed by ABT, as contemplated by this Agreement, within the geographic area designated by the following zip codes: ((Territory)) and for the following make of motor vehicles: ((Franchise)) (the "Territory"). ABT may change the Dealer's Territory upon thirty (30) days written notice.

    Notwithstanding the foregoing, ABT retains the right, directly or through other dealerships, to market and use its System and services in all areas other than Dealer's Territory, and within Dealer's Territory for all makes of motor vehicles not listed above.

6.  SUBSCRIPTION FEES.
    -----------------

    (a) Dealer shall pay ABT ((Amt_Text)) (((Amount))) as an initial start-up fee concurrently with Dealer's execution of this Agreement.

    (b) Dealer shall pay ABT the amount of ((Nu_Fee)) as a monthly subscription fee which is due and payable on the first day of every month. ABT may change this monthly subscription fee upon thirty (30) days written notice of the increased price to the dealer.

    (c) Dealer shall pay ABT an annual fee on the first anniversary date of this Agreement and each anniversary thereafter. A notice indicating the amount of the annual fee will be sent to the Dealer prior to the anniversary date of this Agreement.

    (d) If ABT terminates this Agreement pursuant to Section 8(b)(ii) for no reason or Dealer terminates this Agreement pursuant to Section 8(c)(iii), ABT shall refund a prorated amount of fees paid under this Agreement for the remaining portion of the period with respect to which such fees had been paid, except that the monthly fees due for the month in which the Agreement is terminated shall not be refunded or prorated. (The startup fee shall be deemed to have been paid for the first year this Agreement is in effect.) In no other circumstances shall any amounts paid under this Agreement be refundable.

7.  TAXES.
    -----

    Dealer shall, in addition to any other amounts payable under this Agreement, pay all taxes - federal, state, local or otherwise, excluding income taxes attributable to the income of ABT - however designated which are levied or imposed by reason of the services provided under this Agreement. Without limiting the foregoing, Dealer shall promptly pay to ABT an amount equal to any such items actually paid or required to be collected or paid by ABT.

8.  TERM AND TERMINATION.
    --------------------
    (a) This Agreement shall be for a term of five (5) years unless terminated earlier pursuant to this Section 8.

    (b) ABT may terminate this Agreement:

        (i) immediately if Dealer does not adhere to its obligations under Sections 2(a) and 10, or if any fees due ABT pursuant to Section 6 are outstanding more than thirty (30) days, or if any amount payable to ABT under Sections 7 or 13 are outstanding more than thirty (30) days after ABT makes a written request therefor, or any other breach by Dealer of this Agreement is not cured within ten (10) days after written notification by ABT of such breach; or

       (ii) at any other time, for any reason or for no reason, upon thirty (30) days written notice to the Dealer.

    (c) Dealer may terminate this Agreement:

        (i) immediately, if an order for liquidation against ABT is entered and not stayed in a bankruptcy proceeding;

       (ii) immediately, if ABT is guilty of willful misconduct in the performance of its duties under this Agreement;

      (iii) upon thirty (30) days written notice delivered within ten (10) days of the effective date of any shrinkage of Dealer's Territory pursuant to Section 5; or

       (iv) at any other time, in its sole discretion, upon thirty (30) days written notice to ABT.

If this Agreement is terminated prior to the date set forth herein, the parties agree to continue to be bound to the covenants and promises set forth in paragraphs 2b, 4, 12, 13, 14, 15, & 21.

9.  PERIODIC OPERATIONS REPORTS.
    ---------------------------

    (a) Reports. ABT shall furnish to Dealer, on a quarterly basis, an
        -------
operations report which shall include the number of inquiries received by ABT from Potential Purchasers in Dealer's Territory. Dealer shall report to ABT on a monthly basis the number and names of Potential Purchasers who purchased motor vehicles from Dealer, the number of vehicles financed and the amounts financed and such other information as ABT may from time to time request.

    (b) Duty of Care.  ABT shall not be liable for any loss of data, delays
        ------------
and/or errors in transmitting data occurring for any reason or for any damages arising as a consequence thereof.

10.  CUSTOMER SERVICE STANDARDS.
     --------------------------

     In addition to those obligations set out in 2(a) above, Dealer shall relay to Potential Purchasers a full and complete response to the Potential Purchasers' inquiries transmitted by ABT to Dealer within 24 hours of receipt of the inquiry from ABT. Dealer's initial response shall be by telephone and shall disclose (i) the availability of the vehicle inquired about, (ii) the manufacturer's suggested retail price of the vehicle, (iii) all requested options, (iv) the price at which the Dealer will sell/lease the vehicle with all requested options to the Potential Purchaser, and (v) all other terms and costs required by law to be disclosed to prospective purchasers (all such information, the "Dealer Information"). In order to improve the services offered by ABT while maintaining uniform delivery of such services, ABT may, from time to time, amend the Customer Service Standards, or impose additional Customer Service Standards upon thirty (30) days notice to Dealer. Dealer acknowledges that maintenance of the ABT Customer Service Standards is crucial to the value of ABT's services and agrees to adopt such amendments or additions, even though they may require more work or expense to implement. ABT agrees that it will not impose amendments or additions unless they are applied to all Dealers.

11.  DEALER'S COVENANTS.
     ------------------

     Dealer hereby covenants and agrees that all of the terms and conditions contained in Dealer Information transmitted to a Potential Purchaser shall remain in full force and effect and be binding upon Dealer for a period of seven
(7) days after its transmittal provided the identified vehicle still remains available for sale, and Dealer agrees to include a statement to such effect in the Dealer Information.

12.  CONFIDENTIALITY.
     ---------------

     ABT agrees to treat all records and other information provided by Dealer, with respect to terms of sale, financing or leasing of motor vehicles, confidential, except that this information may be transmitted to consumers making inquiries concerning the terms of purchase, financing or leasing of motor vehicle(s). Dealer, on behalf of itself and its employees, agrees to keep all information with respect to ABT's services confidential and, without the previous written consent of ABT, Dealer shall not impart ABT's services, or the concept thereof, to any person or entity whatsoever other than employees of Dealer. Notwithstanding the foregoing, if either party is required to produce any such information by order of any government agency, court of competent jurisdiction, or other regulatory body, it may, upon not less than five days written notice to the other party, release required information. During the term of this Agreement, Dealer will have access to and become acquainted with various trade secrets, consisting of formulas, strategies, processes, computer programs, compilations of information, records, specifications, and contractual information, all of which are owned by ABT and regularly used in the operation of ABT's business. Dealer acknowledges and agrees that it will keep such trade secrets confidential, and the sale or unauthorized use or disclosure of any of ABT's trade secrets constitutes theft and will greatly damage ABT.

13.  INDEMNIFICATION.
     ---------------

     Dealer agrees to indemnify and hold harmless ABT and its subsidiaries and/or affiliates and their respective members, managers, directors, officers, employees and agents against any and all losses, liabilities, claims, awards, damages, judgments, settlements, and costs, including fees and expenses, arising out of or related to any third party claim (including, but not limited to, any claim for damages by any person or entity who purchases, leases and/or finances a motor vehicle(s) from Dealer through the utilization of ABT's services) resulting from the use of ABT's services provided hereunder. Dealer shall defend and settle, at its sole cost and expense, all suits or proceedings arising out of any of the foregoing, provided ABT gives Dealer prompt notice of any such claim of which it learns. In all events, ABT shall have the right to participate in the defense of any such suit or proceedings through counsel of its own choosing. ABT shall be without liability to Dealer with respect to anything done, or omitted to be done, in accordance with the terms of this Agreement or instructions properly received pursuant hereto, if done in good faith and without gross negligence or willful or wanton misconduct.

14.  EXCLUSIVITY.
     -----------

     Dealer acknowledges that the value to Dealer of this agreement is based on the unique package of services marketed to automobile customers by ABT and ABT's reputation for delivering such services on a consistent basis. Dealer agrees that certain key elements of the ABT package of services are: (i) electronic transmission of customer purchase or lease requests; (ii) rapid response by dealers to consumer pricing or lease pricing requests, including immediate telephone contact with upfront, firm pricing provided over the phone on such call; (iii) customer paperwork completed or nearly completed prior to customer arrival at the dealership for pickup so as to ensure the customer spends as little time as possible at the dealership for pickup; and (iv) Dealer training and support to implement the ABT package of services and to maintain the style and reputation of the ABT package of services (collectively the "Key Elements"). Dealer acknowledges that ABT has spent, and will spend, considerable time and money developing its package of services and training Dealer to deliver such services in a consistent way which maintains ABT's distinctive market presence and reputation. Accordingly, Dealer agrees that during the Term of this Agreement (and for one (1) year thereafter if this Agreement is terminated unless it is terminated by the Dealer pursuant to section 8(c)(iii)), Dealer and its affiliates will not, directly or indirectly, participate with any third party in any arrangement or agreement which involves any or all of the Key Elements, and will not, directly or indirectly, participate with any third party in any arrangement or agreement which involves any or all of the Key Elements, and will not participate in any pricing, credit or financing, insurance or information service involving or made available on the Internet, online or by other electronic means. Without contradicting the foregoing, Dealer may establish and maintain its own web site and/or participate in any factory direct program.

     Notwithstanding any other provisions of this Agreement, in the event Dealer breaches this Section 14, the provisions of this Section shall remain in full force and effect for one (1) year after such breach is cured. Dealer acknowledges that the provisions of this Section 14 were a material inducement to ABT in entering into this Agreement, and that ABT would not have entered into this Agreement with Dealer in the absence of such provisions.

     Dealer acknowledges and agrees that compliance with the provisions of Sections 12 and 14 is necessary to protect the business and good will of ABT, and that any breach of Sections 12 or 14 will result in irreparable and continuing damage to ABT, for which money damages may not provide adequate relief. Accordingly, Dealer agrees that during the "Exclusivity Period" (as defined below), Dealer and its affiliates will not, directly or indirectly, participate with any third party in any arrangement or agreement which involves any or all of the Key Elements, and will not participate in any pricing, credit or financing, insurance or information service involving or made available on the Internet, online or by other electronic means. For purposes of this Section 14, the "Exclusivity Period" commences on the date of this Agreement, and terminates one year after the date of termination; provided, however, that if
                                                   -----------------
this Agreement is terminated any time after the first anniversary of the date hereof, then the Exclusivity Period terminates six months after the date of termination; provided, further, however, that if this Agreement is terminated by
             --------------------------
Dealer pursuant to Section 8(c)(iii) hereof, then the Exclusivity Period terminates on the date of termination of the Agreement.

15.  WARRANTY LIMITATION.
     -------------------

     ABT MAKES NO WARRANTY REGARDING THE PERFORMANCE OF THE SERVICES HEREUNDER AND DEALER SPECIFICALLY WAIVES ALL WARRANTIES, EXPRESSED OR IMPLIED ARISING OUT OF OR IN CONNECTION WITH THE SERVICES TO BE PROVIDED UNDER THIS AGREEMENT BY ABT. SPECIFICALLY EXCLUDED ARE ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL ABT BE LIABLE FOR ANY LOSS OF BUSINESS PROFITS, OR FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SIMILAR DAMAGES, OR FOR THE CLAIMS OF DAMAGES MADE BY ANY THIRD PARTY EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

16.  ADVERTISEMENTS.
     --------------

     From time to time, ABT may provide Dealer with camera-ready and other logos, trademarks, artwork and materials for the limited purpose of inclusion, at Dealer's option, within Dealer print and television advertisements to promote the association of Dealer with the ABT program. ABT shall grant Dealer a revocable, limited license to use such materials for such limited purposes, and Dealer shall use such materials in no other manner. Any such materials shall remain at all times the property of ABT, they shall be returned upon request, and the limited license herein granted may be revoked at any time by written notice to Dealer.

17.  NOTICES.
     -------

     All notices and requests in connection with this Agreement shall be given or made upon the respective parties in writing and shall be deemed as given on the day it is deposited in the U.S. mail, postage prepaid, certified or registered, return receipt requested, and addressed as designated at the top of this Agreement or to such address as the party to receive the notice or request so designates by written notice to the other.

18.  ASSIGNMENT.
     ----------

     This Agreement and the rights and duties hereunder shall not be assignable by the Dealer except upon written consent of ABT. This Agreement and the rights and duties hereunder shall be assignable by ABT.

19.  INDEPENDENT CONTRACTORS.
     -----------------------

     The relationship between ABT and Dealer created by this Agreement shall be that of independent contractor. Nothing contained in this Agreement shall be construed as creating or constituting a partnership, agency, or joint venture between ABT and Dealer.

20.  NO WAIVER.
     ---------
     The failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any right hereunder.

21.  SEVERABILITY, GOVERNING LAW AND JURISDICTION.
     --------------------------------------------

     If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, such determination shall in no way alter or impair the validly, legality and enforceability of the remaining provisions of this Agreement. This Agreement and the performance hereunder shall be governed and construed in accordance with the laws of the State of California. Any dispute or claim arising between the parties hereto shall be brought in a court of competent jurisdiction located in the County of Orange in the State of California and the parties hereto agree to jurisdiction in California.

22.  COOPERATION.
     -----------

     Upon the request of ABT, Dealer agrees to confirm in writing, in form satisfactory to ABT and provided by ABT at its own expense, any amendment, modification, change in original terms or other action which alters the terms of this Agreement and which was taken or initiated by ABT pursuant to rights granted to, or reserved by, ABT hereunder.

23.  OTHER AGREEMENTS.
     ----------------

     This Agreement supersedes any and all agreements, either oral or written, between the parties and contains all of the representations, covenants, and agreements between the parties with respect to the rendering of the services described in this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not contained in this Agreement, and that no other agreement, statement, or promise not contained in this Agreement will be valid or binding. Any modification of this Agreement will be effective only if it is in a writing signed by the party to be charged.

Auto-By-Tel Marketing Corporation

By: _____________________________________________
Name:   Peter Ellis
Title:  President

Dealer:  ((Dealer_Corp))

By: _______________________________________________
Name:   ((Dlr_First)) ((Dlr_Last))
Title:  ((Dlr_Title))

                                                                EXHIBIT 10.13(f)

                          ABT SUBSCRIPTION AGREEMENT
                          --------------------------

THIS AGREEMENT made this ((Ck_RcvdTxt)) by and between Auto-By-Tel Marketing Corporation, a Delaware Corporation, with its principal place of business at 18872 MacArthur Boulevard, Second Floor, Irvine CA 92612-1400("ABT"), and ((Dealer_Corp)), a(n) ((STTxt)) ((Entity)), d.b.a. ((Dealer_DBA)), with its principal place of business at ((Bill_Addr)), ((City)) ((ST)) ((Dlr_Zip)).

                                    RECITALS
                                    --------

WHEREAS, ABT is in the business of operating advertising programs primarily through electronic media:

WHEREAS, Dealer is a dealer of automobiles and/or trucks who wishes to participate in said program;

WHEREAS, ABT has invested considerable amounts of money in order to operate the program on the Internet and on-line computer services; and

WHEREAS, Dealer agrees to provide a high level of service to members of the public reached through the program.

NOW THEREFORE, in consideration of the mutual covenants and promises contained herein, ABT AND DEALER AGREE AS FOLLOWS:

 1. SERVICES TO BE PERFORMED.
    ------------------------

    ABT shall provide an advertising program on the Internet and Online Services to the public and shall forward information regarding inquiries made for the make subscribed and in the zip code area subscribed to by Dealer.

 2. USE OF SERVICES.
    ---------------

    (a) Dealer Participation.  Dealer agrees to abide by ABT's Customer Service
        --------------------
Standards as more fully described in Paragraph 10 below, which may be revised from time to time. Dealer shall designate one key employee to be provided instructions by ABT or its authorized agent. Should the assignment of any designated key employee change, Dealer shall notify ABT. Dealer shall be responsible for costs, if any, associated with the training of its key employees to use ABT's services. Dealer shall sign any necessary confidentiality agreements to protect ABT's rights.


    (b) Use of System and Modifications. It is agreed to by the parties that the
        -------------------------------
use of ABT's program is restricted solely to Dealer and its designated employees and other duly authorized licensees of ABT. Dealer shall not compete with ABT in providing the services herein discussed.

 3. EQUIPMENT.
    ---------

    (a) ABT Equipment.  ABT warrants that it possesses or has access to and the
        -------------
right to use computer equipment and other office equipment necessary for ABT to perform its services contemplated by this Agreement.

    (b) Dealer Equipment. Dealer, at its sole cost and expense, shall provide
        ----------------
the computer and other office equipment necessary to use and receive the services to be provided hereunder by ABT.

    (c) Equipment Maintenance, Risk of Loss.  Dealer shall maintain all of their
        -----------------------------------
computer and office equipment necessary for the utilization of the services to be provided hereunder by ABT in good and proper working order and repair.
Dealer shall assume all responsibility for loss or damage to Dealer's equipment in the utilization of the services to be provided hereunder by ABT.

 4. TITLE TO SYSTEM.
    ---------------

    The services to be provided hereunder by ABT, together with any modifications and/or improvements therein made by ABT or Dealer during the term of this Agreement, or any extensions thereof, and all copies thereof are proprietary to ABT and title thereto remains in ABT. All applicable rights to patents, copyrights, trademarks and trade secrets in the System and in the name "Auto-By-Tel" and its logo are and shall remain solely in ABT.

  5. ASSIGNMENT OF TERRITORY.
     -----------------------

     (a) Subject to the terms and conditions set forth in this Agreement, Dealer subscribes to utilize the program within the geographic area designated by the following zip codes: ((Territory)) and for the following make of motor vehicles:
((Franchise)) (the "Territory").

     (b) Notwithstanding the foregoing, ABT retains the right to reassign or revise Dealers zip code area and subscription fees as necessary to accommodate entry of additional dealers into the program.

  6. SUBSCRIPTION FEES.
     -----------------

     Subject to the provisions of paragraph 5.b:

     (a) Dealer shall pay ABT ((Amt_Text)) (((Amount))) as an initial start-up fee concurrently with Dealer's execution of this Agreement.

     (b) Dealer shall pay ABT the amount of ((Monthly)) as a monthly subscription fee which is due and payable on the first day of every month. ABT may change this monthly subscription fee upon thirty (30) days written notice of the increased price to the dealer.

     (c) Dealer shall pay ABT an annual fee on the first anniversary date of this Agreement and each anniversary thereafter. A notice indicating the amount of the annual fee will be sent to the Dealer 60 days prior to the anniversary date of this Agreement.

 7. TAXES.
    -----

    Dealer shall, in addition to any other amounts payable under this Agreement, pay all taxes - federal, state, local or otherwise - however designated which are levied or imposed by reason of the services provided under this Agreement. Without limiting the foregoing, Dealer shall promptly pay to ABT an amount equal to any such items actually paid or required to be collected or paid by ABT.

 8. TERM.
    ----

    This Agreement shall be for a term of five (5) years, commencing upon the date hereof and terminating on the ((Term_DateTxt)) unless sooner terminated or revised according to the provisions hereof. Either party may terminate this Agreement, at their sole option and for any reason whatsoever, at any time by providing the other party 30 days written notice. This Agreement may be terminated by ABT immediately and without notice in the event that Dealer does not adhere to ABT's Customer Service Standards or in the event that any fees due ABT are outstanding more than 30 days. If this Agreement is terminated prior to the date set forth herein, the parties agree to continue to be bound to the covenants and promises set forth in paragraphs 2b, 4, 12, 13, 15, and 22.

 9. PERIODIC OPERATIONS REPORTS.
    ---------------------------

    (a) Reports. ABT shall furnish to Dealer, on a quarterly basis, an
        -------
operations report which shall include the number of inquiries received by ABT from Dealer's zip code area. Dealer shall report to ABT on a monthly basis the number and names of Potential Purchasers who purchased motor vehicles from Dealer, the number of vehicles financed and the amounts financed and such other information as ABT may from time to time request.

    (b) Duty of Care. ABT shall not be liable for any loss of data, delays
        ------------
and/or errors in transmitting data occurring by reason of circumstances beyond its reasonable control or for any damages arising as a consequence thereof.

10.  CUSTOMER SERVICE STANDARDS.
     --------------------------

     Dealer shall relay full and complete response to the inquiries transmitted by ABT to Dealer within 24 hours of receipt of the inquiry from ABT, exclusive of Saturdays, Sundays and holidays recognized by the federal government. Dealer's initial response shall be by telephone and shall disclose the availability of the vehicle inquired about, the manufacturers suggested retail price of the vehicle and all requested options and the price at which the Dealer will sell the vehicle with all requested options. In addition, Dealer shall provide information as to all other terms and costs required by law to be disclosed (the "Dealer Information").

11.  DEALER'S COVENANTS.
     ------------------

     Dealer hereby covenants and agrees that all of the terms and conditions contained in Dealer Information transmitted shall remain in full force and effect and be binding upon Dealer for a period of seven (7) days after its transmittal provided the identified vehicle remains available for sale.

12.  CONFIDENTIALITY.
     ----------------

     ABT agrees to treat all records and other information provided by Dealer, with respect to terms of sale, financing or leasing of motor vehicles, confidential. Dealer, on behalf of itself and its employees, agrees to keep all information with respect to ABT's services confidential and, without the previous written consent of ABT, Dealer shall not impart ABT's services, or the concept thereof, to any person or entity whatsoever other than employees of Dealer. Notwithstanding the foregoing, if either party is required to produce any such information by order of any government agency, court of competent jurisdiction, or other regulatory body, it may, upon not less than five days written notice to the other party, release required information.

13.  INDEMNIFICATION.
     ----------------

     Dealer agrees to indemnify and hold harmless ABT and its subsidiaries and/or affiliates and their respective members, managers, directors, officers, employees and agents against any and all losses, liabilities, claims, awards, damages, judgments, settlements, and costs, including fees and expenses, arising out of or related to any third party claim (including, but not limited to, any claim for damages by any person or entity who purchases, leases and/or finances a motor vehicle(s) from Dealer through the utilization of ABT's services) resulting from the use of ABT's services provided hereunder. Dealer shall defend and settle, at its sole cost and expense, all suits or proceedings arising out of any of the foregoing, provided ABT gives Dealer prompt notice of any such claim of which it learns. In all events, ABT shall have the right to participate in the defense of any such suit or proceedings through counsel of its own choosing. ABT shall be without liability to Dealer with respect to anything done, or omitted to be done, in accordance with the terms of this Agreement or instructions properly received pursuant hereto, if done in good faith and without negligence or willful or wanton misconduct.

14. TRADE SECRETS.
    -------------

    (a) During the term of this Agreement, Dealer will have access to and become acquainted with various trade secrets, consisting of formulas, strategies, processes, computer programs, compilations of information, records, specifications, and contractual information, all of which are owned by ABT and regularly used in the operation of ABT's business.

    (b) Dealer acknowledges and agrees that the sale or unauthorized use or disclosure of any of ABT's trade secrets constitutes unfair competition.

15. WARRANTY LIMITATION.
    -------------------

    ABT MAKES NO WARRANTY REGARDING THE PERFORMANCE OF THE SERVICES HEREUNDER AND DEALER SPECIFICALLY WAIVES ALL WARRANTIES, EXPRESSED OR IMPLIED ARISING OUT OF OR IN CONNECTION WITH THE SERVICES TO BE PROVIDED UNDER THIS AGREEMENT BY ABT. SPECIFICALLY EXCLUDED ARE ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL ABT BE LIABLE FOR ANY LOSS OF BUSINESS PROFITS, OR FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SIMILAR DAMAGES, OR FOR THE CLAIMS OF DAMAGES MADE BY ANY THIRD PARTY EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

16.  TRADEMARKS AND SERVICE MARKS.
     ----------------------------

     Any and all trademarks and service marks associated with ABT are and shall remain the exclusive property of ABT. If during the term of this Agreement, a trademark registration is filed by ABT, all rights belong to ABT who shall also bear the costs for such registration. Dealer is permitted to use the trademark and service mark only as set forth herein or only as authorized in writing by ABT.

17.  ADVERTISEMENTS.
     ---------------

     In all new car display print advertisements which are equal to or greater than 14 column inches, Dealer shall also include ABT's service mark as well as its Internet address in one of the formats depicted in Exhibit A such that the ABT service mark and Internet address are clearly legible.

18.  NOTICES.
     --------

     All notices and requests in connection with this Agreement shall be given or made upon the respective parties in writing and shall be deemed as given on the day it is deposited in the U.S. mail, postage prepaid, certified or registered, return receipt requested, and addressed as designated at the top of this Agreement or to such address as the party to receive the notice or request so designates by written notice to the other.

19.  ASSIGNMENT.
     ----------

     This Agreement and the rights and duties hereunder shall not be assignable by the Dealer except upon written consent of ABT. This Agreement and the rights and duties hereunder shall be assignable by ABT.

20.  INDEPENDENT CONTRACTORS.
     -----------------------

     The relationship between ABT and Dealer created by this Agreement shall be that of independent contractor. Nothing contained in this Agreement shall be construed as creating or constituting a partnership, agency, or joint venture between ABT and Dealer.

21.  NO WAIVER.
     ---------

     The failure of either party to exercise in any respect any right provided for herein shall not be deemed a waiver of any right hereunder.

22.  SEVERABILITY.
     ------------

     If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, such determination shall in no way alter or impair the validly, legality and enforceability of the remaining provisions of this Agreement.

23.  GOVERNING LAW AND JURISDICTION.
     ------------------------------

This Agreement and the performance hereunder shall be governed and construed in accordance with the laws of the State of Texas. Any dispute or claim arising between the parties hereto shall be brought in a court of competent jurisdiction located in the County of Travis in the State of Texas and the parties hereto agree to jurisdiction in Texas.

24.  OTHER AGREEMENTS.
     ----------------

     This Agreement supersedes any and all agreements, either oral or written, between the parties and contains all of the representations, covenants, and agreements between the parties with respect to the rendering of the services described in this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not contained in this Agreement, and that no other agreement, statement, or promise not contained in this Agreement will be valid or binding. Any modification of this Agreement will be effective only if it is in a writing signed by the party to be charged.


Auto-By-Tel Marketing Corporation, a Delaware Corporation

By: _____________________________________________________
Name:   Mr. Pete Ellis
Title:  President

Dealer: ((Dealer_Corp))

By: _____________________________________________________
Name:   ((Sirname)) ((Dlr_First)) ((Dlr_Last))
Title:  ((Dlr_Title))

                                                                EXHIBIT 10.13(g)

                 ABT USED CAR CYBERSTORE SUBSCRIPTION AGREEMENT
                 ----------------------------------------------


     THIS AGREEMENT made this ((CyberStDate)) by and between Auto-By-Tel Marketing Corporation, a Delaware corporation, with its principal place of business at 18872 MacArthur Blvd., Irvine, CA 92612-1400 ("ABT"), and ((DealerCorp)) "Dealer"), a ((StateofInc)) ((Entity)), with its principal place of business at ((BillingAddress)), ((City)), ((StateOrProvince)) ((PostalCode)).

     RECITALS
     --------

     WHEREAS, ABT is in the business of, among other things, locating persons interested in purchasing and/or leasing used automobiles and/or trucks ("vehicles") primarily through electronic media ("Potential Purchasers"), and has created a Web site application and related technology and services pursuant to which Dealer may publish information concerning and pictures of used vehicles (the "Cyberstore") to enable Potential Purchasers to locate and consider purchases thereof;

     WHEREAS, Dealer is a dealer of used vehicles and is a franchised dealer of new automobiles and/or trucks that subscribes to ABT's new car program and is a licensee of ABT's proprietary software programs (the "Dealer Real Time System");

     WHEREAS, Dealer wishes to participate in a program where ABT provides certain information about Potential Purchasers to Dealer which will facilitate Dealer's sales of used vehicles to Potential Purchasers and thereby decrease marketing costs which, in turn, will allow Dealer to offer used vehicles at competitive prices;

     WHEREAS, ABT has invested considerable amounts of money in order to acquire relevant information about Potential Purchasers from the internet and on-line computer services and to develop the relevant technology and know-how for the Cyberstore; and ABT wishes to ensure that Dealer will provide a high level of service to Potential Purchasers provided to the Dealer through their participation in this program.

     NOW, THEREFORE, in consideration for the mutual covenants and promises contained herein, ABT and Dealer agree as follows:

1.   ABT Cyberstore Marketing Program.
     --------------------------------

          (a) ABT Obligations.  ABT shall provide a marketing program on the
              ---------------
internet and online services to attract Potential Purchasers under the service mark "ABT Used Car Cyberstore." ABT shall establish and maintain a database permitting Dealer to publish information on "ABT Certified" (as described below) vehicles and permitting access to internet users to information contained therein through the ABT Web site. The database shall be accessible by Potential Purchasers who shall search the database for used vehicles by make, model and option specification. Purchase requests shall be routed to dealers with the appropriate used vehicle in the database in accordance with geographic and other parameters established by ABT from time to time.

          (b) Certification Program.  Only vehicles that are "ABT Certified" may
              ---------------------
be offered for sale through the Cyberstore. "ABT Certified" vehicles shall be those which meet all checklist requirements specified by ABT from time to time. The requirement shall be set forth on a form (the "Checklist") which will be provided to Dealer from time to time, which may contain 130 or more areas of compliance to be met before any vehicle is ABT Certified, and which may be amended by ABT from time to time. ABT shall specify the methodology of inspection for compliance with the Checklist, which may include contracting with a third party service provider ("Inspectors"), chosen by ABT, to inspect vehicles which Dealer may wish to offer for sale through the Cyberstore. Dealer agrees to cooperate fully with the Inspectors and to answer any questions asked by the Inspectors with full and complete information. Dealer agrees to provide ABT or the Inspectors with all information a reasonable vehicle purchaser would want to know in evaluating a purchase of any vehicle. Dealer shall indemnify ABT for all liabilities for customary third party claims arising in connection with vehicles dealer certifies pursuant to the ABT certification program.

          (c) Service Support.  ABT shall provide or cause to be provided a
              ---------------
service allowing Dealer to upload used vehicle information and images to the Cyberstore database on a periodic basis, and, at Dealer's expense, shall make available training resources to facilitate the use of the equipment, software and other aspects of the Cyberstore program. Dealer will permit access to ABT, or its agents or contractors, as requested to photograph, inspect and gather data for input to the Cyberstore database through use of the ABT Real Time System. ABT, or its agents, will, on two occasions, provide on-site service support and assist Dealer personnel in uploading vehicle information to the Cyberstore, as well as adding and deleting vehicles from the system. Subsequent service support shall be available from ABT at per diem rates established by ABT from time to time.

          (d) ABT Equipment.  ABT warrants that it possesses or has access to
              -------------
and the right to use computer equipment and other office equipment necessary for ABT to perform its services contemplated by this agreement.

          (e) ABT Reports.  ABT shall furnish to Dealer, on a quarterly basis,
              -----------
     an operations report which shall include the number of inquiries from Potential Purchasers of used vehicles forwarded to Dealer.

     2.   Dealer Participation and Obligations.
          ------------------------------------

          (a) Dealer Participation.  Dealer shall designate at least one and no
              --------------------
more than three key employees who shall be the ABT contact persons for purposes of being provided instructions by ABT or its authorized agent. Dealer shall notify ABT within ten (10) days of any change in the assignment of any designated key employee. Dealer shall be responsible for costs, if any, associated with the training of its key employees to use ABT's services. Dealer shall promptly sign, and shall cause all designated key employees to sign, any confidentiality agreements submitted by ABT to protect ABT's proprietary rights.

          (b) Customer Service Standards.  Dealer agrees to abide by ABT's Used
              --------------------------
Car Cyberstore Customer Service Standards designed to insure the quality of the ABT programs and the quality and consistency of Dealer's participation in such programs. ABT may, from time to time, amend the Used Car Cyberstore Customer Service Standards, or impose additional Used

Car Cyberstore Customer Service Standards upon thirty (30) days notice to Dealer. Dealer acknowledges that maintenance of the Used Car Cyberstore Customer Service Standards is crucial to the value of ABT's services and agrees to adopt such amendments or additions, even through they may require more work or expense to implement. The Used Car Cyberstore Customer Service Standards include the following:

          i) Dealer will warranty all vehicles purchased from Dealer through the services of the Cyberstore. The coverage of the warranty shall be no less favorable to the purchaser than the law of the state in which Dealer is located, and in no event shall be less favorable than "Three months or 3,000 miles, whichever comes first." The warranty shall cover all matters governed by applicable law and by the form of warranty attached hereto. Dealer will indemnify ABT for any third party claims arising under any warranty.

          ii) Dealer will provide prices for display on the ABT Web site of all vehicles posted to the Cyberstore. Dealer will price such vehicles competitively, but there shall be no maximum price specified by ABT.

          iii) Dealer will offer, and inform each purchaser in writing of, a repurchase option, enabling any purchaser to return a purchased vehicle to Dealer within 72 hours or 300 miles, whichever comes first. Dealer will refund 100% of the monies collected by Dealer with respect to any repurchased vehicle, provided there has been no damage to the vehicle. Dealer will provide each purchaser the name and phone number of the Dealer employee to contact to exercise the repurchase option. Dealer shall facilitate the exercise of such option in good faith using its best efforts to maximize the purchaser's satisfaction with the repurchase experience, and in any event shall refund such monies within five
               (5) business days.

          iv) Dealer will participate in any emergency repair system established by ABT, which system will permit any purchaser of a Cyberstore vehicle who is more than 100 miles from their residence and encounters a situation where the vehicle is not operational (i.e. cannot be driven), to contact the nearest Cyberstore Dealer (the "Repairing Dealer") and have such Repairing Dealer perform any warranted service or repair. The Repairing Dealer will contact the dealership through which the purchaser acquired its vehicle (the "Selling Dealer") and receive an irrevocable purchase order (an "R.O.") from the Selling Dealer to appropriately repair the vehicle. For other covered items, the owner should return to the selling dealer. In the interest of customer satisfaction, and improved inter-dealer relations, the resulting R.O. will be calculated on an internal basis of "cost plus 25%" for parts and labor in all states, except for those states with higher mandates, in which states the applicable law will govern. In the event of a "major" repair (i.e. engine or transmission), the selling dealer will have the option of providing alternate transportation to the customer, retrieving the affected unit, and repairing such unit at the selling dealer's service location. In the event of any dispute between the Selling Dealer and the Repairing Dealer, ABT will act as arbiter and ABT's decisions will be final and binding upon Dealer.

          v) Dealer will participate in financing programs offered through Auto-By-Tel Acceptance Corporation ("ABTAC"). Dealer agrees that low-cost financing arrangements pursuant to which customers would
               (i) receive a financing proposal, and (ii) close both the vehicle acquisition and financing quickly through Dealer, would be viewed by Potential Purchasers as an improvement in the Auto-By-Tel Program, consequently increasing the attractiveness of the Used Car Cyberstore and its value to Dealer. Dealer agrees to cooperate fully with the financing arrangements instituted by ABTAC through the ABT Web site, including without limitation entering into customary closing administration arrangements with finance companies as requested by ABTAC, and to take such actions as reasonably requested by such finance companies or ABTAC to ensure that customers receive a high level of service and satisfaction in connection with the finance arrangements. After ABTAC institutes its financing program, Dealer acknowledges that changes in the Used Car Cyberstore Customer Service Guidelines may from time to time pertain to such financing programs.

          (vi) Dealer agrees to adopt ABT sales procedures on used vehicle transactions, including, without limitation, firm phone price quotes, advanced paperwork preparation, minimization of purchaser time spent closing transactions, and "no hassle" sales. Dealer shall relay to Potential Purchasers a full and complete response to the Potential Purchasers' inquiries transmitted by ABT to Dealer within 24 hours for receipt of the inquiry from ABT. Dealer's initial response shall be by telephone and shall disclose (i) the availability of the vehicles inquired about,
               (ii) all requested options, (iii) the price at which the Dealer will sell/lease the vehicle with all requested options to the Potential Purchasers, and (iv) all other terms and costs required by law to be disclosed to prospective purchasers, or from time to time specified by ABT to be disclosed to Potential Purchasers (all such information, the "Dealer Information"). Dealer hereby covenants and agrees that all of the terms and conditions contained in Dealer information transmitted to a Potential Purchaser shall remain in full force and effect and be binding upon Dealer for a period of seven (7) days after its transmittal provided the identified vehicle still remains available for sale, and Dealer agrees to include a statement to such effect in the Dealer Information.

        (vii) Dealer agrees to cooperate fully with ABT and its agents and contractors with respect to all systems aspects and inspections concerning the Cyberstore, as such systems and inspections are specified by ABT from time to time.

          (c)  Use of System and Modifications.  It is agreed to by the parties
               -------------------------------
that the use of ABT's services is restricted solely to Dealer and its designated employees and other duly authorized licensees of ABT. Dealer shall not compete with ABT in providing the services herein discussed.

          (d)  Dealer Equipment.  In order to assure high quality service
               ----------------
delivered consistently by all dealers participating in the Cyberstore, ABT shall, from time to time, specify the equipment and software required by Dealer to participate in the Cyberstore. Dealer, at its sole cost and expense, shall provide the computer and other office equipment specified from time to time by ABT to use and receive the services to be provided hereunder by ABT, including, without limitation, the ABT Dealer Real Time Program personal computer and software. Dealer shall maintain all of their computer and office equipment in good and proper working order and repair. Dealer shall assume all responsibility for loss, damage and maintenance of Dealer's equipment and hereby holds ABT, its officers, directors, agents and other representatives harmless from any claim in connection therewith.

          (e)  Dealer Report.  Dealer shall report to ABT on a monthly basis the
               -------------
number and names of Potential Purchasers who purchased used vehicles from Dealer, the number of used vehicles financed and the amounts financed and such other information as ABT may from time to time request.

          (f)  Advertising; Press Releases.  From time to time ABT may provide
               ---------------------------
Dealer with camera-ready copy and other logos, trademarks, artwork and materials for the limited purpose of inclusion, at Dealer's option, within Dealer print and television advertisements to promote the association of Dealer with the ABT program. ABT shall grant Dealer a revocable, limited license to use such materials for such limited purposes, and Dealer shall use such materials for such limited purposes, and Dealer shall use such materials in no other manner. Any such materials shall remain at all times the property of ABT, and they shall be returned upon request, and the limited license herein granted may be revoked at any time by written notice to Dealer. Dealer shall not issue any press releases or make any public announcements of any of the transactions contemplated by this Agreement except as may be mutually agreed to in writing by Dealer and ABT.

     3.   Title to System, Trademarks.  The services to be provided hereunder by
          ---------------------------
ABT, together with any modifications and/or improvements therein made by ABT or Dealer during the term of this Agreement, or any extensions thereof, and all copies thereof are proprietary to ABT and title thereto remains in ABT. All applicable rights to patents, copyrights, trademarks and trade secrets in the System and in the name "Auto-By-Tel" and its logo are and shall remain solely in ABT. Any and all trademarks and service marks associated with ABT, including "Used Car Cyberstore," are and shall remain the exclusive property of ABT. If, during the term of this Agreement, trademark registrations are filed by ABT, all rights belong to ABT, and ABT shall bear the costs for such registration(s). Dealer is permitted to use the trademarks and service marks only as set forth herein or only as authorized in writing by ABT.

     4.   Subscription Fees.
          -----------------

          (a) Dealer shall pay ABT ((FirstCyberSignupAmt)) ($2500.00 for a single franchise dealer (one used location supporting one new car franchise), and $3500.00 for a multi-franchise dealer (a single used vehicle location supporting multiple new car franchises)) as an initial start-up fee concurrently with Dealer's execution of this Agreement.

          (b) Dealer shall pay ABT the amount of ((CyberMthFee)) as a monthly subscription fee which is due and payable on the first day of every month. ABT may change this monthly subscription fee upon thirty (30) days written notice of the increased price to the Dealer.

          (c) Dealer shall pay ABT an annual fee on the first anniversary date of this Agreement and each anniversary thereafter. A notice indicating the amount of the annual fee will be sent to the Dealer sixty (60) days prior to each anniversary date of this Agreement.

          (d) Dealer shall pay ABT a per vehicle fee with respect to all vehicles offered for sale by Dealer through the Cyberstore in accordance with Schedule A attached hereto. Such fee shall be payable with respect to each day any vehicle is identified on the ABT Web site as available for purchase.

          (e) If ABT terminates this Agreement pursuant to Section 6(b)(ii) for no reason, ABT shall refund a prorated amount of fees paid under this Agreement for the remaining portion of the period with respect to which such fees had been paid, except that the monthly fees due for the month in which the Agreement is terminated shall not be refunded or prorated. (The startup fee shall be deemed to have been paid for the first year this Agreement is in effect.) In no other circumstances shall any amounts paid under this Agreement be refundable.

     5.   Taxes.  Dealer shall, in addition to any other amounts payable under
          -----
this Agreement, pay all taxes -- federal, state, local or otherwise, excluding income taxes attributable to the income of ABT -- however designated which are levied or imposed by reason of the services provided under this Agreement. Without limiting the foregoing, Dealer shall promptly pay to ABT an amount equal to any such items actually paid or required to be collected or paid by ABT.

     6.   Term and Termination.
          --------------------

          (a) This Agreement shall be for a term of five (5) years, unless terminated sooner pursuant to this Section 6.

          (b) ABT may terminate this Agreement (i) immediately if Dealer does not adhere to the Used Car Cyberstore Customer Service Standards in effect, or any amounts due ABT pursuant to Section 4 are outstanding more than thirty (30) days, or, if any amount payable to ABT under Sections 5 or 8 are outstanding more than thirty (30) days after ABT makes a written request therefor, or any other breach by Dealer of this Agreement is not cured within ten (10) days after written notification by ABT of such breach or Dealer is in breach of any other Agreement to which ABT (or any of its affiliates) and Dealer are both parties; or (ii) at any other time, for any reason or for no reason, upon thirty (30) days written notice to the Dealer; or (iii) immediately, if Dealer is in default under any other agreement between ABT (or any of its affiliates), on the one hand, and Dealer (or any of its affiliates) on the other, or if Dealer ceases for any reason to participate in the ABT Real Time Program or the ABT new car purchase program, or any ABTAC financing program.

          (c) Dealer may terminate this Agreement (i) immediately, if an order for liquidation against ABT is entered and not stayed in a bankruptcy proceeding; (ii) immediately, if ABT is guilty of willful misconduct in the performance of its duties under this Agreement; or (iii) at any other time, in its sole discretion, upon thirty
(30) days written notice to ABT.

          If this Agreement is terminated prior to the date set forth herein, the parties agree to continue to be bound to the covenants and promises set forth in paragraphs 2(f), 3, 5, 6, 7, 8, 9, 10, 11 and 12.

     7.   Confidentiality. ABT agrees to treat all records and other information
          ---------------
provided by Dealer, with respect to terms of sale, financing or leasing of vehicles, confidential, except that this information may be transmitted to consumers making inquiries concerning the terms of purchase, financing or leasing of used vehicle(s). Dealer, on behalf of itself and its employees, agree to keep all information with respect to ABT's services confidential and, without the previous written consent of ABT, Dealer shall not impart ABT's services, or the concept thereof, to any person or entity whatsoever other than the designated key employees of the Dealer. Notwithstanding the foregoing, if either party is required to produce any such information by or of any government agency, court of competent jurisdiction, or other regulatory body, it may, upon not less than five (5) days written notice to the other party, release required information. During the term of this Agreement, Dealer will have access to and become acquainted with various trade secrets, consisting of formulas, strategies, processes, computer programs, compilations of information, records, specifications, and contractual information, all of which are owned by ABT and regularly used in the operation of ABT's business. Dealer acknowledges and agrees that it will keep such trade secrets confidential, and the sale or unauthorized use or disclosure of any of ABT's trade secrets will greatly damage ABT. In the event of the termination of this Agreement in accordance with its terms, Dealer will, upon request of ABT, promptly deliver to ABT all software and other written information and documents provided in connection with this or any other Agreement between ABT and Dealer, in the possession of Dealer, or any personnel thereof, including all copies, reproductions, summaries, analyses and extracts thereof or based thereon.

     8.   Indemnification.  Dealer agrees to indemnify and hold harmless ABT and
          ---------------
its subsidiaries and/or affiliates and their respective directors, officers, employees and agents against any and all losses, liabilities, claims, awards, damages, judgments, settlements, and costs, including fees and expenses, arising out of or related to any third party claim (including, but not limited to, any claim for damages by any person or entity who purchases, leases, and/or finances a used vehicle(s) from Dealer through utilization of ABT's services) resulting from the use of ABT's services provided hereunder. Dealer shall defend and settle, at its sole cost and expense, all suits or proceedings arising out of any of the foregoing, provided ABT gives Dealer prompt notice of any such claim of which it learns. In all events, ABT shall have the right to participate in the defense of any such suit or proceedings through counsel of its own choosing. ABT shall be without liability to Dealer with respect to anything done, or omitted to be done, in connection with this Agreement or instructions received pursuant hereto, if done without gross negligence or willful or wanton misconduct.

     9.   Exclusivity.  Dealer acknowledges that the value to Dealer of this
          -----------
Agreement is based on the unique package of services marketed to Potential Purchasers of used vehicles by ABT and ABT's reputation for delivering such services on a consistent basis. Dealer agrees that certain key elements of the ABT packages of services are (i) electronic transmission of customer purchase or lease requests; (ii) rapid response by dealers to consumer pricing or lease pricing request, including immediate telephone contact with up-front, firm pricing provided over the phone on such call; (iii) customer paperwork completed or nearly completed prior to customer arrival at the dealership for pickup so as to ensure the customer spends as little time as possible at the dealership for pickup; and (iv) Dealer training and support to implement the ABT package of services and to maintain the style and reputation of the ABT sales program and package of services; and
(v) the provision of any service pursuant to which a Potential Purchaser may search a database containing vehicles posted by more than one dealer (collectively, the "Key Elements"). Dealer acknowledges that ABT has spent, and will spend, considerable time and money developing its package of services and training Dealer to deliver such services in a consistent way which maintains ABT's distinctive market presence and reputation. Accordingly, Dealer agrees that during the "Exclusivity Period" (as defined below), Dealer and its affiliates will not, directly or indirectly, participate with any third party in any arrangement or agreement which involves any or all of the Key Elements, and will not participate in any pricing, credit or financing, insurance or information service involving or made available on the Internet, online or by other electronic means. For purposes of this Section 9, the "Exclusivity Period" commences on the date of this Agreement, and terminates one year after the date of termination; provided, however, that if this Agreement is terminated anytime
                -----------------
after the first anniversary of the date hereof, then the Exclusivity Period terminates six months after the date of termination. Without contradicting the foregoing, Dealer may establish and maintain its own Web site and/or participate in any factory direct program.

     Notwithstanding any other provisions of this Agreement, in the event Dealer breaches this Section 9, the provisions of this Section shall remain in full force and effect for one (1) year after such breach is cured. Dealer acknowledges that the provisions of this Section 9 were a material inducement to ABT in entering into this Agreement, and that ABT would not have entered into this Agreement with Dealer in the absence of such provisions. Dealer acknowledges and agrees that compliance with the provisions of Sections 7 and 9 is necessary to protect the business and good will of ABT, and that any breach of Sections 7 or 9 will result in irreparable and continuing damage to ABT, for which money damages may not provide adequate relief. Accordingly, Dealer agrees that in the event Dealer shall breach or threaten to breach Sections 7 and 9, in addition to any other relief to which ABT may be entitled, ABT shall be entitled to temporary, preliminary or permanent injunctive relief, without proof of actual damages that have been or may be sustained by ABT as a result of such breach, and recovery of all reasonable sums expended and costs, including reasonable attorneys' fees, incurred by ABT to enforce the provisions of Sections 7 and 9 hereof.

     10.  Warranty Limitation.  ABT MAKES NO WARRANTY REGARDING THE PERFORMANCE
          -------------------
OF THE SERVICES HEREUNDER AND DEALER SPECIFICALLY WAIVES ALL WARRANTIES, EXPRESSED OR IMPLIED ARISING OUT OF OR IN CONNECTION WITH THE SERVICES TO BE PROVIDED UNDER THIS AGREEMENT BY ABT. SPECIFICALLY EXCLUDED ARE ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL ABT BE LIABLE FOR ANY LOSS OF BUSINESS PROFITS, OR FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SIMILAR DAMAGES, OR FOR THE CLAIMS OF DAMAGES MADE BY ANY THIRD PARTY EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. ABT SHALL NOT BE LIABLE FOR ANY LOSS OF DATA, DELAYS AND/OR ERRORS IN TRANSMITTING DATA OCCURRING FOR ANY REASON OR FOR ANY DAMAGES ARISING AS A CONSEQUENCE THEREOF.

     11.  Notices.    All notices and requests in connection with this
          -------
Agreement shall be given or made upon the respective parties in writing and shall be deemed as given on the day it is deposited in the U.S. mail, postage prepaid, certified or registered, return receipt requested, and addressed as designated at the top of this Agreement or to such address as the party to receive the notice or request so designates by written notice to the other.

     12.  Miscellaneous.
          -------------

          (a) Assignment.  This Agreement and the rights and duties hereunder
              ----------
shall not be assignable by the Dealer except upon written consent of ABT. This Agreement and the rights and duties hereunder shall be assignable by ABT.

          (b) Independent Contractors.  The relationship between ABT and Dealer
              -----------------------
created by this Agreement shall be that of independent contractor. Nothing contained in this Agreement shall be construed as creating or constituting a partnership, agency, or joint venture between ABT and Dealer.

          (c) No Waiver.  The failure of either party to exercise in any respect
              ---------
any right provided for herein shall not be deemed a waiver of any right hereunder.

          (d) Severability Clause.  Any part, provision, representation or
              -------------------
warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any Person of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure, the economic effect of which is as close as possible to the economic effect of this Agreement, without regard to such invalidity.

          (e) Governing Law; Consent to Forum.  This Agreement has been
              -------------------------------
negotiated, executed and delivered at and shall be deemed to have been made in California. This Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to the conflict of laws rules therein. The parties hereto hereby consent and agree that the California state courts, or at ABT's option, the United States District Courts sitting in California, shall have exclusive jurisdiction to hear and determine any claims or disputes between the parties hereto pertaining to this Agreement or to any matter arising out of or related to this Agreement. The parties hereto expressly submit and consent in advance to such jurisdiction in any action or suit commenced in any such court, and hereby waive any objection which it may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consent to the granting for such legal or equitable relief as is deemed appropriate by such court. Nothing in this Agreement shall be deemed or operate to affect the right of either party to serve legal process in any other manner permitted by law, or to preclude the enforcement by either party of any judgment or order obtained in such forum or the taking of any action under this Agreement to enforce same in any other appropriate forum or jurisdiction.

          (f) WAIVER OF TRIAL BY JURY.  EACH PARTY HERETO WAIVES THE RIGHT TO
              -----------------------
TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          (g) Cooperation.  Upon the request of ABT, Dealer agrees to confirm in
              -----------
writing, in form satisfactory to ABT and provided by ABT at its own expense, any amendment, modification, change in original terms or other action which alters the terms of this Agreement and which was taken or initiated by ABT pursuant to rights granted to, or reserved by, ABT hereunder.

          (h) Judicial Interpretation.  Should any provision of this Agreement
              -----------------------
require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation of this Agreement.

          (i) Counterparts.  This Agreement may be executed simultaneously in
              ------------
any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          (j) Advice from Independent Counsel.  The parties hereto understand
              -------------------------------
that this Agreement is a legally binding agreement that affects such party's rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement, and that it is satisfied with its legal counsel and the advice received from it.

          (k) Other Agreements.  This Agreement supersedes any and all
              ----------------
agreements, either oral or written, between the parties and contains all of the representations, covenants, and agreements between the parties with respect to the rendering of the services described in this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not contained in this Agreement, and that no other agreement, statement, or promise not contained in this Agreement will be valid or binding. Any modification of this Agreement will be effective only if it is in a writing signed by the party to be charged.

        IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to set their hands as of the date first above written.

Auto-By-Tel Marketing Corporation



By ______________________________
Name:  Peter R. Ellis
Title:   President

((DealerCorp))


By _______________________________
Name:  ((DealerFirstName)) ((DealerLastName))
Title:  ((DealerTitle))

SCHEDULE A
----------

     ABT CYBERSTORE SUBSCRIPTION AGREEMENT



     Daily Charges Based on Per Unit Per Day
     ---------------------------------------

                    0-25       $2.00   Per Day Per Unit
                    26-49      $1.75   Per Day Per Unit
                    50-75      $1.50   Per Day Per Unit
                    76+        $1.25   Per Day Per Unit


                                                                EXHIBIT 10.13(h)

           ABTAC FINANCE PROGRAM PARTICIPATION AND POWER OF ATTORNEY
           ---------------------------------------------------------
                                   AGREEMENT
                                   ---------


     This ABTAC FINANCE PROGRAM PARTICIPATION AND POWER OF ATTORNEY AGREEMENT ("Agreement") is entered into as of the ((FinanceStDate)) between AUTO-BY-TEL ACCEPTANCE CORPORATION, a Delaware corporation ("ABTAC"), and ((Dealer_Corp)) dba ((Dealer_DBA)) ("Dealer").

                                  WITNESSETH:
                                  ----------

     WHEREAS, Dealer and Auto-By-Tel Marketing Corporation are parties to one or more subscription agreements governing the forwarding of purchase requests through the Website of its affiliate Auto-By-Tel Corporation, which agreement(s) contemplate the provision by ABTAC of certain financial services as part and parcel of the Auto-By-Tel customer service program;

     WHEREAS, ABTAC has entered into arrangements with certain companies to make available to Auto-By-Tel customers through Auto-By-Tel subscribing dealers certain financial services, and ABTAC intends to enter into further such arrangements;

     WHEREAS, to facilitate such arrangements, Dealer has agreed to grant ABTAC a power-of-attorney to execute and deliver the dealer agreements related to such arrangements on behalf of Dealer;

     WHEREAS, to facilitate such arrangements, ABTAC has requested that Dealer instruct ABTAC to specify to each financing source a binding amount of "dealer participation" or with respect to the sale of certain retail installment contracts and lease financing agreements, which amount Dealer will be paid directly by the financing source;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, ABTAC and Dealer agree as follows:

     1.   Dealer Participation.  Dealer hereby instructs ABTAC to inform each
          --------------------
and every finance company which becomes one of the financing sources available to Auto-By-Tel customers, that Dealer agrees that it will accept as compensation for financing transactions the amounts computed in accordance with the formulas set forth on Schedule A, subject to customary conditions and terms (including those in the applicable dealer agreement or similar arrangement). Dealer agrees to return an executed copy of Schedule A to ABTAC forthwith, and agrees that if it fails to so return the Schedule, then the Dealer Election set forth on Schedule A shall be deemed to be "Flat Fee Program: No Rate Increase." Dealer shall have the right, on thirty (30) days written notice, to amend the participation election percentage, provided Dealer does not amend such election
                                   --------
more frequently than once every ninety (90) days, and provided that Dealer's election is within the parameters established on Schedule A.

     2.   Power of Attorney.  Dealer hereby agrees to deliver to ABTAC, together
          -----------------
with this Agreement, a power of attorney in the form attached hereto as Exhibit A empowering ABTAC to enter into Auto-By-Tel Acceptance Corporation Master Retail Sales and Lease Financing Agreements (the "Dealer Agreements") substantially in the form of Exhibit B, with such terms as are incorporated from the Auto-By-Tel Acceptance Corporation Master Retail Sale and Lease Financing Standard Provisions set forth on Exhibit C, together with the additional terms as ABTAC may determine are necessary and proper and customary in the industry, the execution of a Dealer Agreement by ABTAC on behalf of Dealer constituting conclusive evidence of such determination.

     3.   Term of Agreement.  The term of this Agreement shall run concurrently
          -----------------
with that of the Subscription Agreement between Dealer and Auto-By-Tel Marketing Corporation.

     4.   Miscellaneous.  ANY DISPUTE OR CLAIM ARISING HEREUNDER MAY BE BROUGHT
          -------------
ONLY TO A COURT OF COMPETENT JURISDICTION LOCATED IN ORANGE COUNTY IN THE STATE OF CALIFORNIA, AND THE PARTIES HERETO AGREE TO THE JURISDICTION OF SUCH COURT AND WAIVE ANY JURY TRIAL. This Agreement and the rights and duties hereunder may be assigned by ABTAC, and may be assigned by the Dealer only upon written consent of ABTAC. The failure of either party to exercise any right provided for herein shall not be deemed a waiver. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, the rest of this Agreement shall remain valid and enforceable. This Agreement shall be governed and construed in accordance with the internal laws of the State of California. This Agreement supersedes any and all agreements and understandings between the parties and contains all terms between the parties with respect to the subject matter hereof. Any modifications of this Agreement will be effective only if in writing and signed by both parties.

     IN WITNESS WHEREOF, each of the parties hereto have caused its duly authorized representative to execute this Agreement on its behalf as of the date first written above.

AUTO-BY-TEL ACCEPTANCE
CORPORATION

By: _____________________________
W. Randolph Ellspermann
Chief Operating Officer

Date: ____________________________


((Dealer_Corp))
-------------
dba ((Dealer_DBA))

By: _____________________________
Signature of ((Dlr_First)) ((Dlr_Last))
Title: ((Dlr_Title))
Date: ____________________________

                                                                      SCHEDULE A
                                                                      ----------

                   ABTAC DEALER RETAIL PLAN FEATURES ELECTION
                   ------------------------------------------
                RETAIL INSTALLMENT SALE FINANCING PARTICIPATION
                -----------------------------------------------

A.   Flat Fee Program
     ----------------

     If dealer elects NOT to increase the customer financing rate (APR) over the finance source buy rate (minimum rate), the following fee schedule will be paid to dealer directly by finance source, subject to the charge back provisions of the lender per the dealer agreement.

        Amount Financed                     Dealer Fee
        ---------------                     ----------
               $25,000 +                    $75
               15,001 - 25,000               50
               less than $15,000             25

B.   Rate Participation Program
     --------------------------

     If dealer elects to INCREASE the customer rate over financing source buy rate, dealer will be paid up front 76% of the contract interest rate markup directly by finance source, subject to the charge back provisions of the lender per the dealer agreement. (The finance source shall pay from the Flat Fee Program if the calculated amount under the Rate Participation Program is less than the Flat Fee Program.)

C.   DEALER ELECTION  (CIRCLE ONE)

     Flat Fee Program:            No rate increase
     Rate Participation Program:  0.25 % increase
                                  0.50 % increase
                                  0.75 % increase
                                  1.00 % increase

I understand that each ABTAC finance contract will be pre-approved at the
                  ----
finance source buy rate plus the dealer participation rate shown above, if any,
                        ----
and that both the customer and dealer will be notified of the customer finance rate (APR) by Auto-By-Tel. An exception to this practice will be for sub-prime borrowers, when the lender may not permit the indicated markup, in which case dealer will receive maximum permissible amount.


Dealer Principal: ________________________________________   Date: __________
                  Signature of  ((Dlr_First)) ((Dlr_Last))

EXHIBIT A (PAGE 1 OF 2)

                               POWER OF ATTORNEY

          ((Dealer_Corp)) dba ((Dealer_DBA)) a ((Entity)) organized and existing under the laws of the State of ((STTxt)) (the "Dealer"), hereby grants to AUTO-BY-TEL ACCEPTANCE CORPORATION ("ABTAC"), a power of attorney (this "Power of Attorney"), with full power of substitution and delegation, to take any and all actions in the name and on behalf of the Dealer, which ABTAC determines, in its sole and unreviewable discretion, are necessary or desirable to negotiate, execute, deliver and bind Dealer to one or more Auto-By-Tel Acceptance Corporation Master Retail Sales and Lease Financing Agreements (each, an "Agreement") with one or more finance companies (each, a "FinCo"), or to amend any provision of any Agreement previously executed and to otherwise act in my behalf with respect to all matters in connection with or related to the Agreement.

          The Dealer hereby acknowledges receipt of a copy of the Agreement, which is in all respects acceptable to the Dealer.

          The Dealer hereby acknowledges that ABTAC is given rights to make all decisions, including the determination of any provisions of any Exhibit C to the Agreement and give and receive certain notices with respect to the Agreement. The Dealer hereby expressly agrees to such provisions, and agrees to be bound by any notice or decision given, received or made by ABTAC pursuant to any Agreement.

          The Dealer agrees that it will not question the sufficiency of any instrument executed by ABTAC, attorney-in-fact pursuant to this Power of Attorney, notwithstanding that this instrument and/or the Agreement fails to recite the consideration therefor or recites merely a nominal consideration; any person dealing with the subject matter of such instrument may do so as if full consideration therefor had been expressed therein. I hereby ratify and confirm all that ABTAC, my attorney-in-fact has or shall lawfully do or cause to be done by virtue hereof.

          This Power of Attorney cannot be changed orally. It shall not be affected, except for prospective revocation, by the subsequent disability, incompetence, bankruptcy, liquidation or other circumstance of the principal. This Power of Attorney may be revoked by the Dealer upon written notice to ABTAC and to each FinCo with which the Dealer has entered into a Agreement, either by its own signature or through the power herein granted, but such revocation shall not effect any Agreement binding upon the Dealer prior to such revocation, which Agreements shall remain binding upon the Dealer in all respects.

          IN WITNESS WHEREOF, the undersigned a duly authorized representative of the Dealer hereunto sets his hand as of this _______ day of _______________________, 199_____.


                              ((Dealer_Corp))
                              dba ((Dealer_DBA))

                              By: _______________________________
                              Name: ((Dlr_First)) ((Dlr_Last))
                              Title:  ((Dlr_Title))

                                                         EXHIBIT A (PAGE 2 OF 2)


STATE OF   ______________)
                    : ss.:
COUNTY OF ______________ )


          BE IT REMEMBERED, that on this ___ day of __________, 199__, before me the undersigned, a Notary Public in and for the County and State aforesaid, came ______________, the ((Dlr_Title)) _______________ of ((Dealer_Corp)) dba
((Dealer_DBA)) a ((Entity)) duly organized, incorporated and existing under and by virtue of the laws of ((STTxt)), who is personally known to me to be such officer, and who is personally known to me to be the same person who executed, as such officer, the within instrument on behalf of said company, and such person duly acknowledged the execution of the same to be the act and deed of said company.

          IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.


                         ____________________________________
                                    Notary Public

My commission expires:

_____________________

                                                                       EXHIBIT B
                       AUTO-BY-TEL ACCEPTANCE CORPORATION
                         MASTER RETAIL SALES AND LEASE
                              FINANCING AGREEMENT

THIS AGREEMENT AMONG the automobile dealer identified below ("Dealer") having its principal place of business at the address identified below, and the finance company identified below ("FinCo") having its principal place of business at the address identified below, sets out the terms under which FinCo will purchase retail installment contracts and/or leases and leased vehicles from Dealer and the rights and obligations between Dealer and FinCo with regard to such retail installment contracts and/or leases and leased vehicles.

PARAGRAPH A.  INCORPORATION BY REFERENCE
              --------------------------

     PARTS I [INSERT II AND/OR III AND/OR IV] of the Auto-By-Tel Acceptance Corporation Retail Sales and Lease Financing Agreement Standard Provisions (herein called the "Standard Provisions"), a copy of which are attached hereto as Annex A, are hereby incorporated herein by reference with the same force and effect as though fully set out herein.

PARAGRAPH B.  ADDITIONAL PROVISIONS
              ---------------------

     Each of the following provisions, which constitute part of this Agreement, is numbered to conform with the format of the Standard Provisions:

                                 ((DEALER_CORP))
                                 DBA ((DEALER_DBA))

Dated:__________________________ , 199____ .


     [FINCO]                             ((Dealer_Corp))


By:
    ----------------------------
    Authorized Signature - Title

                                         ((Dealer_DBA))

    ----------------------------         ((Address))
    Street Address of Dealer

                                         ((City)) ((ST)) ((Dlr_Zip))
    ----------------------------
    City and State

                                         By:   AUTO-BY-TEL ACCEPTANCE
                                               CORPORATION, as
                                               Attorney-In-Fact


                                               By:
                                                   -----------------------
                                               Name:
                                               Title:

                                                                       EXHIBIT C

                       AUTO-BY-TEL ACCEPTANCE CORPORATION
                         MASTER RETAIL SALES AND LEASE
                              FINANCING AGREEMENT
                              STANDARD PROVISIONS


PART I -- PROVISIONS OF GENERAL APPLICABILITY

1.   DEALER'S GENERAL WARRANTIES.

     For the term of this Agreement, Dealer warrants and agrees that:

     (a) Dealer has the power and authorization to enter into this Agreement, and the person signing this Agreement binds Dealer to this Agreement.

     (b) Dealer is duly organized under the laws of the state of its organization, and it is and will remain in good standing in the state of its organization.

     (c) At the time that Dealer enters into a retail installment contract ("Contract") or lease which is submitted to FinCo and at the time such Contract or lease and related leased vehicle (together, a "Lease Transaction") (hereinafter, the term "Financing Contract" is used to describe Contracts or a Lease Transactions, or, as the context requires, both) is assigned by Dealer to FinCo, Dealer is properly licensed and authorized to enter into the Financing Contract and sell such Financing Contract to FinCo. Dealer has all other licenses required to conduct its business as presently conducted, and is in compliance with all applicable laws, rules and regulations, including without limitation, (i) all applicable laws relating to doing business under a trade name or as a partnership, and (ii) all applicable requirements of the Fair Credit Reporting Act and the Equal Credit Opportunity Act and all other federal, state and local laws, rules and regulations applicable to the extension of credit and consumer protection or otherwise applicable to the sale or lease of a vehicle, including, without limitation, so called "fair lending rules".

     (d) All documents and financial statements of Dealer, and any guarantors of Dealer's obligations to FinCo, provided to FinCo pursuant hereto, either prior to or after signing this Agreement, are accurate.

     (e) If, after FinCo purchases a Financing Contract, Dealer receives any payments due thereunder, Dealer shall promptly deliver the payments to FinCo.

     (f) Dealer will not submit to FinCo credit information with respect to an applicant if Dealer believes, or has reason to believe, such applicant did not authorize the submission of such Application (defined below) to FinCo.

     (g) Dealer has complied with all applicable transaction reporting requirements including, without limitation, the requirement under Section 60501 of the Internal Revenue Code, as may be amended from time to time and its implementing regulations, to report cash receipts of more than $10,000.

     (h) Dealer will promptly forward to the proper authorities all federal, state and local fees and taxes, including, without limitation, all applicable federal luxury taxes due in connection with the sale of a vehicle relating to a Financing Contract (each, a "Vehicle").

     (i) Dealer does not charge its customers (each, a "Buyer") for filing fees or other costs paid by Dealer to public officials to perfect FinCo's security interest in the Vehicle, except where allowed by law, nor does Dealer make any type of charge, including documentary or processing charges, which Dealer does not make in any other cash transaction.

2.   DEALER LIABILITY.

     (a) If any Dealer representation, warranty or covenant made in this Agreement to FinCo is breached or untrue or FinCo reasonably believes is breached or untrue prior to purchasing the Contract, FinCo may choose not to purchase such Financing Contract. Dealer will indemnify and hold FinCo harmless from any claim, suit, loss, liability or expense, including court costs and attorneys' fees, incurred by FinCo in connection with such Financing Contract which FinCo did not purchase.

     (b) Upon Dealer's payment of the unpaid balance of a Financing Contract, such Financing Contract shall be assigned and/or endorsed by FinCo to Dealer without recourse and without warranties of any kind and sent by certified mail to Dealer.

     (c) If Dealer breaches this Agreement or any other agreement with FinCo relating to a Financing Contract, Dealer shall pay FinCo upon demand all losses and expenses incurred by FinCo as a result thereof, including attorney's fees and costs of litigation.

3.   ADVERTISING.

     Dealer agrees not to identify FinCo in any advertising placed in any medium (including signs on Dealer's premises) without prior written approval of FinCo. Dealer shall indemnify FinCo for any losses or expenses, including attorney's fees and costs of litigation, suffered by FinCo in any judicial or administrative proceeding because of any claim or defense asserted against FinCo as a result of any advertising placed by Dealer, regardless of FinCo's consent to such advertising.

4.   OFFSET.

     FinCo may deduct from any deposit, security, funds, or obligation due Dealer any amount Dealer owes FinCo under this Agreement or any other agreement between FinCo and Dealer.

5.   TERMINATION.

     FinCo or Dealer may terminate the Agreement upon written notice to the other party at the address specified below, Agreement, or such other address as FinCo or Dealer may notify the other party from time to time. The termination of this Agreement shall not release FinCo or Dealer from any obligations incurred with regard to any Financing Contract purchased, or with regard to any Financing Contract which FinCo has indicated it would purchase upon receipt of satisfactory documentation. The indemnification, representations, warranties and covenants provisions contained in this Agreement shall survive the termination of this Agreement.

6.   LAW GOVERNING.

     The Agreement shall be governed by the laws of the state in which FinCo is located, as set forth on the front of the Agreement. Should any part of this Agreement be determined to be unenforceable by a court, such unenforceability shall not affect the rest of this Agreement.

7.   NOTICES.

     Notices hereunder must be in writing addressed to the respective party at the appropriate address set forth on the signature page of the Agreement or such other address of which the party may give the other notice and will be mailed, U.S. mail with first class postage prepaid. Notices will be effective two (2) days after mailing. Each party will provide the other notice of a change in such first party's address.

8.   MISCELLANEOUS.

     No modification or waiver of any term of the Agreement or any amendments to this Agreement shall be binding unless made by written agreement signed by an authorized representative of Dealer and an authorized officer of FinCo. No failure or delay by either party in exercising any right or remedy hereunder shall operate as a waiver thereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. If any provision of this Agreement is found invalid, the remaining provisions of this Agreement shall survive. Neither this Agreement nor any of the activities contemplated hereby shall be deemed to create any partnership, joint venture, agency or employer-employee relationship between Dealer and FinCo. Dealer is not granted any express or implied right to bind FinCo in any manner whatsoever. The Agreement shall be binding upon the parties, their representatives, heirs, beneficiaries, successors and assigns; provided, however, that this Agreement shall not be
                        --------  -------
assigned by Dealer without the prior written approval of FinCo. The Agreement shall be effective only upon execution or acceptance by an authorized representative of FinCo in the state in which FinCo is located as identified on the front of this Agreement.

9.   AMENDMENTS.

     This Agreement may be amended only by (a) a separate writing which is dated and executed by both FinCo and Dealer, or (b) a separate writing which is received by Dealer from FinCo in which case the amendments in the writing received by Dealer shall be deemed accepted without qualification by Dealer upon submission of the first Financing Contract application to FinCo following Dealer's receipt of the writing.

10.  ASSIGNMENT.

     Dealer cannot assign this Agreement or any rights under it without FinCo's prior written permission. FinCo can assign this Agreement and its rights under it without notice to or permission from Dealer. To the extent allowed by law, FinCo can use and assign any information about leases and leased vehicles purchased by FinCo.

11.  ADDITIONAL DOCUMENTS AND SHOWINGS.

     Dealer agrees to provide FinCo with such additional information and documents as FinCo may reasonably request, including, but not limited to, evidence of compliance by Dealer with all of Dealer's obligations hereunder, evidence relating to all warranties and representations of Dealer hereunder, and the most recent financial statements for Dealer and any guarantors of Dealer's obligations to FinCo. Dealer hereby authorizes FinCo to investigate Dealer's creditworthiness.

12.  ACTIONS BY FINCO.

     Dealer understands and agrees that FinCo may without notice to Dealer extend the due dates of rental or installment payments due or to become due under any Financing Contract, amend any Financing Contract by agreement with the Buyer or otherwise deal with the Buyer or any other party obligated to FinCo in connection with the transaction in whatever manner FinCo deems reasonable and appropriate, without affecting Dealer's obligations to FinCo under this Agreement. Dealer understands that FinCo reserves the right from time to time to change its policy as to the type of Financing Contracts it will purchase.
The temporary or permanent discontinuance of the purchases of one of more types of Financing Contracts shall not affect the terms of this Agreement which apply to previously purchased Financing Contracts of any type.

13.  LEGAL PROCEEDINGS.

     If either party institutes legal proceedings to enforce any of the terms of this agreement, the prevailing party in such proceeding shall be entitled to recover its attorneys' fees and court costs incurred in the action.

PART II -- PROVISIONS GOVERNING RETAIL INSTALLMENT CONTRACTS

1.   SALE AND PURCHASE OF CONTRACTS.

     (a) If a potential Buyer has been referred to FinCo pursuant to this Agreement, wishes to enter into a retail installment contract ("Contract") with Dealer, Dealer may solicit credit information concerning Buyer from Buyer, provided it is provided to FinCo. Such information shall include a credit application ("Application") completed by Buyer, an outline of the proposed terms of the transaction, and such additional information as FinCo may request. FinCo in its sole discretion will make a decision in the state in which the FinCo is located as to whether it will purchase a Contract if documentation satisfactory to FinCo is received. If FinCo decides it will purchase the Contract upon receipt of such documentation, Dealer will execute an assignment of the Contract to FinCo and send the Contract, together with the assignment, to FinCo.

     (b) If all documentation referred to in Section 1(a) is received, FinCo will purchase in the state in which the FinCo is located the Contract and pay Dealer the amount financed as shown on the Contract.

2.   ADDITIONAL PAYMENTS TO DEALER.

     FinCo will determine the amount payable to Dealer in connection with the purchase of a Contract pursuant to the provisions it shall provide Dealer from time to time (the "Retail Plan Features"). Any such amount will be paid to Dealer less any obligations of Dealer to FinCo. If the credits due Dealer are insufficient to cover amounts owed to FinCo, the shortage will be paid promptly by Dealer.

3.   DEALER SUBVENTION

     (a) From time to time Dealer may wish to offer its customers lower retail rates and/or higher residual values (i.e., the "balloon" value, or last scheduled payment amount under "Balloon Financings") than those ordinarily offered by FinCo in connection with Contracts and Balloon Financings. In addition, from time to time Dealer may wish to participate in automobile manufacturers' programs which offer customers special finance interest rates and/or higher residual values than those ordinarily offered by FinCo in connection with Contracts and Balloon Financings. FinCo may be willing from time to time to acquire Contracts and Balloon Financings originated through Dealer pursuant to this Agreement which are subject to such rates and/or residual values in accordance with the terms of this Agreement and the Retail Plan Features.

     (b) FinCo will announce its standard rates for Contracts and Balloon Financings and residual values for Balloon Financings from time to time as contemplated by this Agreement. If Dealer chooses to offer a Contract or Balloon Financing using a lower rate and/or a higher residual value than FinCo would ordinarily accept under this Agreement and if Dealer wishes that FinCo acquire such Contract or Balloon Financing, Dealer will pay FinCo by check a subsidy ("Support Payment") equal to, in the case of a residual enhancement, the result of the calculations provided in the work sheet as FinCo may specify from time to time, or in the case of a rate subsidy, the difference between what the customer's scheduled total of payments would have been at FinCo's minimum rate for such Contract or Balloon Financing and the actual total of payments stated in that Contract or Balloon Financing. In the case of a manufacturer's program, FinCo may make arrangements directly with the manufacturer for receipt of the Support Payment. Dealer will also otherwise comply with such procedures as FinCo may establish from time to time. Dealer will present the required Support Payment to FinCo at the time the Contract or Balloon Financing is presented to FinCo for funding, and if no Support Payment is submitted, FinCo will have no obligation to fund that Contract or Balloon Financing. In the case of a residual enhancement, Dealer will complete the appropriate work sheet and include it with the documentation presented to FinCo for funding. In all other respects, FinCo will acquire subsidized Contracts and Balloon Financings in accordance with FinCo's standard procedures, including credit underwriting and documentation requirements and, except as expressly provided herein, such transactions will be subject to the provisions of this Agreement. Dealer acknowledges that no portion of the Support Payment will be refunded by FinCo to Dealer in the event of early termination of a Contract or Balloon Financing or otherwise.

     (c) Despite any Support Payment, Dealer agrees that the cash price of the Vehicle stated in each Contract or Balloon Financing and/or in the related purchase order will be no higher than the price that the customer would pay in a purchase solely for cash. Dealer will not directly or indirectly cause or allow the Support Payment to be charged or passed along to any retail customer.
Dealer will comply with any laws requiring disclosure of the Support Payment as part of the finance charge or requiring disclosure that the Support Payment may affect the cash price. Dealer will treat the Support Payment as general dealership overhead and will not charge it separately to credit customers. Dealer will not discriminate against any customer on a basis prohibited by law in making retail financing available at a reduced rate of finance charge, at a higher residual value or otherwise. Dealer will not offer a subsidized rate on a Contract or Balloon Financing if FinCo's loan documentation in Dealer's state would require FinCo to offer a refinancing of the obligation at maturity at the same rate and/or payment.

4.   REPRESENTATIONS, WARRANTIES AND COVENANTS.

     Dealer represents, warrants and covenants with respect to each Contract and the assignment to FinCo thereof that:

     (a) to the best of Dealer's knowledge (i) no statements made or furnished to FinCo by Buyer, Dealer or any other person are untrue or incomplete; (ii) Buyer has not financed the down payment of the Vehicle; (iii) Buyer is a bona fide applicant having legal capacity to enter into the Contract; (iv) the signature of Buyer on all documents is genuine; and (v) the amount stated in the Contract to be due will in fact be due and payable at the time or times provided therein free of any claims, defenses, setoffs or counterclaims; and (vi) Buyer has never violated any laws concerning liquor or narcotics;

     (b) Dealer has sold the Vehicle described in the Contract and the proceeds of the Contract are to be used to pay for such Vehicle and related items;

     (c) Dealer had indefeasible title to the Vehicle immediately prior to the purchase by Buyer, and the right and authority to sell the Vehicle to Buyer, free and clear of all liens and encumbrances;

     (d) Dealer has, and has assigned to FinCo, good and sole title to the Contract, free and clear of all liens and encumbrances;

     (e) Dealer will secure and perfect for FinCo a security interest in the Vehicle free and clear of any liens or encumbrances, and deliver to FinCo written evidence satisfactory to FinCo of such security interest within six months of the date of the Contract;

     (f) the description of the Vehicle is true and complete in the Contract and the Vehicle will be or has been duly delivered to and accepted without revocation by Buyer;

     (g) insurance or other coverage provided or arranged by Dealer does not violate any applicable law or regulation and insurance documentation and rebates of unearned premiums, if any, will be delivered to Buyer within the time required by law;

     (h) the Vehicle is insured by a company acceptable to FinCo against fire, theft and collision, FinCo is loss payee and written evidence of such insurance has been or will promptly be provided to FinCo;

     (i) all optional credit insurance sold by Dealer to Buyer is for the full term of the Contract and is limited to coverage of Buyer, including any co-buyer;

     (j) Dealer has provided Buyer, and each co-buyer, with a completed Contract and any other document as required by applicable law, and the information filled in thereon by Dealer is accurate;

     (k) each other instrument in connection with the Contract giving rights to Dealer, including guaranties, and all signatures thereon are genuine, each such instrument has been duly authorized and executed, all parties hereto are adults with full legal capacity to contract and each such instrument is valid, binding and enforceable in accordance with its terms and against all parties thereto except as enforcement may be affected by bankruptcy and similar laws affected creditors' rights generally;

     (l) all agreements and warranties of Dealer relative to the Vehicle, other than agreements relative to its acquisition by Dealer, are contained either in the Contract or in this Agreement, and Dealer has made all disclosures required by applicable law to be made in connection with the Contract including disclosures required in any advertisement of the sale transaction and any related purchase order;

     (m) the conduct of Dealer in developing the sale transaction shall not subject FinCo to suit or administrative proceeding under any state or federal law, rule or regulation including, without limitation, the Federal Truth in Lending Act the Federal Equal Credit Opportunity Act and the California Rees-Levering Act;

     (n)  the Contract is not in default;

     (o) except for monies which FinCo has agreed are to be retained by Dealer, Dealer has not received any monies which Dealer shall not have transferred to FinCo with the Contract, properly endorsed to FinCo where appropriate, and Dealer has not loaned any of such sums to the Buyer;

     (p) Dealer has furnished FinCo all credit information received by Dealer relative to the contract and such information is, to the best of Dealer's knowledge, true, complete and accurate;

     (q) the Buyer is not an employee of Dealer or a member of such an employee's immediate family; and

     (r) possession of the Vehicle was not obtained by the Buyer's use of a fraudulent scheme, trick or devise not otherwise covered elsewhere by these warranties.

To the extent that any representation, warranty or covenant made by Dealer in this Agreement differs from or is in conflict with any representation, warranty or covenant made by Dealer in the assignment of any Contract, the representation, warranty or covenant of this Agreement shall control.

5.   FINCO'S REMEDIES UPON DEALER DEFAULT OR BREACH OF WARRANTY.

     FinCo's purchase, or acceptance for purchase, of a Contract does not prevent FinCo from exercising its rights against Dealer for a breach of the requirements in Sections 1 and 2 or the warranties in Section 4 with respect to such Contract. If Dealer breaches a warranty in this Agreement, or defaults in the performance of an obligation in this Agreement, or a Contract purchased by FinCo does not meet the requirements in Sections 1 and 2, then Dealer shall repurchase from FinCo the Contract which is subject to the breach, default, or failure to meet requirements. The repurchase shall be at the price and in the manner described in Section 6. In addition to repurchase, FinCo shall have all other rights and remedies available under applicable law and all of those available under this Agreement. All of FinCo's rights and remedies are cumulative. Should suit be initiated by FinCo to enforce any provision of this Agreement, FinCo shall be entitled to an award of all reasonable costs incurred, including attorney's fees. Any funds, leases, vehicles, or other property of any kind of Dealer which comes into FinCo's possession secure Dealer's obligations to FinCo and can be liquidated by FinCo and applied to Dealer's obligations to FinCo. If Dealer breaches a warranty in this Agreement or defaults in the performance of an obligation in this Agreement, FinCo is not obligated to purchase any more Contracts from Dealer whether or not FinCo approved the Contract before the default or breach.

6.   DEALER REPURCHASE OF CONTRACTS.

     For each Contract which Section 5 requires Dealer to repurchase, Dealer shall promptly pay FinCo, upon receipt of FinCo's demand, any or all of the following amounts at the election of FinCo: (i) the unpaid balance of the Contract affected by such breach or untruth; (ii) all losses and expenses incurred by FinCo as a result of such breach or untruth; and (iii) out-of-pocket expenses paid or incurred by FinCo in connection with the collection of any amount due under any such Contract, including attorney's fees and costs of litigation, whether by or against FinCo, and expenses with respect to repossessing, storing, repairing and selling the Vehicle. In addition, Dealer shall indemnify FinCo for any losses and expenses, including attorneys' fees and costs of litigation, suffered by FinCo in any judicial or administrative proceeding because of any claim or defense asserted against FinCo as a result of any act or omission on the part of Dealer, including, at the election of FinCo, the unpaid balance of such Contract.


PART III -- PROVISIONS GOVERNING LEASES AND LEASED VEHICLES

1.   PURCHASE OF LEASES AND LEASED VEHICLES.

     (a) FinCo shall purchase from Dealer each lease, and the leased vehicle, that Dealer submits to FinCo for purchase if Dealer has provided FinCo with all documentation and any other information which FinCo may require in connection with the Lease Transaction, Lessee has the insurance required by the lease, and the Lease Transaction (i) is documented with a lease contract form provided by FinCo, (ii) has been properly executed by lessee and Dealer, (iii) has been properly assigned by Dealer to FinCo, (iv) has been approved by FinCo no more than 60 days before FinCo's receipt of the properly executed and assigned lease from Dealer, and (v) complies with FinCo's purchase criteria and procedures, including those in the handbooks, bulletins and other documents provided by FinCo to Dealer.

     (b) For each lease and leased vehicle purchased by FinCo from Dealer, the purchase price shall be an amount agreed on by Dealer and FinCo, consistent with FinCo's purchase criteria. The purchase price shall be payable by FinCo to Dealer within ten (10) days after FinCo accepts a lease for purchase. At the time Dealer submits a lease to FinCo for purchase, Dealer shall inform FinCo if anyone is owed money for the leased vehicle. FinCo may pay the purchase price either (i) jointly to Dealer and the person who is owed money for the vehicle; or (ii) directly to such person, to the extent money is owed, and pay the remainder to Dealer. FinCo may deduct from the purchase price payment any amounts Dealer owes FinCo.

     (c) To the extent not done at the time Dealer submits a lease to FinCo for purchase, Dealer hereby assigns to FinCo all of its rights, title and interest in and with respect to the lease and leased vehicle. Dealer hereby appoints FinCo as Dealer's attorney in fact to act in Dealer's name to complete any assignment, including the signing of Dealer's name on a lease and any vehicle transfer and registration documents. Dealer authorizes FinCo to retain and endorse any payments to Dealer received by FinCo which FinCo is entitled to in connection with an assigned lease and leased vehicle. FinCo can assign to a qualified intermediary FinCo's right to purchased leased vehicles from Dealer. Without FinCo's prior consent, Dealer shall not facilitate any sublease or assignment of a lease and leased vehicle purchased by FinCo.

2.   SERVICE CONTRACTS.

     (a) A leased vehicle submitted to FinCo for purchase can be covered by a service contract if the form, administrator, and underwriter of the contract are approved by FinCo and the contract is cancelable by the lessee and FinCo. The lessee may pay Dealer in full for the service contract at the time the lease is signed, or the cost to the lessee for the service contract may be included in the capitalized cost of the lease to the extent allowed by FinCo's purchase criteria.

     (b) When Dealer becomes aware that a lessee has canceled a service contract, Dealer shall immediately notify FinCo. In the event of any type of cancellation of a service contract, the lessee shall be entitled to a refund of the unearned portion of the service contract price as provided in the service contract or the lease or as otherwise required by law, which ever provides for the largest refund. Dealer shall be responsible for the payment of the refund up to the amount Dealer collected or otherwise received in connection with the sale of the service contract. Dealer shall remit payment of the refund to the lessee or FinCo as instructed by FinCo. If so provided in the lease, the refund will be subject to FinCo's security interest.

3.   NO RECOURSE TO DEALER FOR LESSEE DEFAULT.

     Unless otherwise agreed to by Dealer in writing, FinCo's purchase of leases shall be without recourse to Dealer for the Lessee's failure to perform the Lessee's obligations under the lease.

4.   DEALER'S SPECIFIC WARRANTIES FOR EACH LEASE AND LEASED VEHICLE.

     As to each lease and leased vehicle purchased by FinCo, Dealer warrants that as of the date FinCo purchases the lease and leased vehicle:

     (a) Dealer has, and has assigned to FinCo, good and sole title to the lease and leased vehicle both of which are free and clear from all liens, claims and encumbrances;

     (b) Dealer has complied with all applicable state, federal and local laws and regulations applicable to the Lease Transaction;

     (c) Dealer has completed the lease contract form correctly. Dealer has not made any oral or written promise, affirmation, warranty or representation to any lessee that is not contained in the lease. The lessee is not in default under the lease. All information provided or delivered by Dealer regarding the leased vehicle is true, including but not limited to the description of the vehicle and the installation of optional equipment. The lessee has no right to revoke the lease and no offsets or counterclaims regarding, or defenses to, the enforcement of the lease. The lessee has accepted the vehicle with all options Dealer agreed to have installed and with the vehicle in good operating order and in the condition represented by Dealer;

     (d) Dealer has titled and registered the leased vehicle, or has made application therefor, as instructed by FinCo;

     (e)  the Lease Transaction complies with the requirements in Section 1 and
Section 4;

     (f) the lessee has paid to the Dealer all amounts payable to Dealer by the lessee for the Lease Transaction. Dealer has paid, or will pay when due, all taxes due for Dealer's sale and ownership of the leased vehicle, except to the extent that FinCo informs Dealer in writing that FinCo will remit the sales tax;

     (g) Dealer has accurately explained the lease provisions to the lessee. Dealer has negotiated and explained the lease in English, unless Dealer complied with applicable laws for non-English transactions and notified FinCo in writing;

     (h) all credit information provided or delivered by Dealer as to the lessee is true, complete and accurate to the best of Dealer's information and belief. Dealer has verified that the lessee named on the lease is the person who signed the lease and is the person identified in, and who signed, the credit application as the applicant. Dealer does not know of any facts not told to FinCo in writing which indicate that the lease will be uncollectible or unenforceable or that the lessee will not be the principal driver of the leased vehicle;

     (i) the lease and all signatures thereon are genuine, the lease has been duly authorized and executed by the lessee, the lessee is an adult with full legal capacity to contract and the lease is valid and binding upon the lessee;

     (j) each other instrument executed in connection with the lease giving rights to Dealer, including guaranties, and all signatures thereon are genuine, each such instrument has been duly authorized and executed, all parties thereto are adults with full legal capacity to contract and each such instrument is valid, binding and enforceable in accordance with its terms and against all parties thereto except as enforcement may be affected by bankruptcy and similar laws affecting creditor's rights generally;

     (k) all agreements and warranties of Dealer relative to the vehicle, other than agreements relative to its acquisition by Dealer, are contained either in the lease or in this Agreement, and Dealer has made all disclosures required by applicable law to be made in connection with the lease including disclosures required in any advertisement of the Lease Transaction and any related purchase order;

     (l) an exact, completely filled-in legible copy of the lease was delivered to the lessee prior to the time of its execution;

     (m) the vehicle has not been delivered to the lessee but shall have been delivered to the lessee together with all accessories and opinions agreed by Dealer to be delivered with the vehicle and accepted for purposes of the lease prior to transmittal of the lease to FinCo;

     (n) Dealer has orally verified that the lessee has in effect insurance providing the coverages required under the lease and providing FinCo the rights contemplated to be available to the lessor under the lease (and such coverages and rights will be in effect for at least 30 days after delivery to the lessee of the vehicle);

     To the extent that any representation, warranty or covenant made by Dealer in this Agreement differs from or is in conflict with any representation, warranty or covenant made by Dealer in the assignment of any Lease Transaction, the representation, warranty or covenant of this Agreement shall control.

5.   FINCO'S REMEDIES UPON DEALER DEFAULT OR BREACH OF WARRANTY.

     FinCo's purchase, or acceptance for purchase, of a lease and leased vehicle does not prevent FinCo from exercising its rights against Dealer for a breach of the requirements in Section 1 or the warranties in Section 4 with respect to such Lease Transaction. If Dealer breaches a warranty in this Agreement, or defaults in the performance of an obligation in this Agreement, or a Lease Transaction purchased by FinCo does not meet the requirements in Section 1 or the warranties in Section 4, then Dealer shall repurchase from FinCo the Lease Transaction which is subject to the breach, default, or failure to meet requirements. The repurchase shall be at the price and in the manner described in Section 6. In addition to repurchase, FinCo shall have all other rights and remedies available under applicable law and all of those available under this Agreement. All of FinCo's rights and remedies are cumulative. Should suit be initiated by FinCo to enforce any provision of this Agreement, FinCo shall be entitled to an award of all reasonable costs incurred, including attorney's fees. Any funds, leases, vehicles, or other property of any kind of Dealer which comes into FinCo's possession secure Dealer's obligations to FinCo and can be liquidated by FinCo and applied to Dealer's obligations to FinCo. If Dealer breaches a warranty in this Agreement or defaults in the performance of an obligation in this Agreement, FinCo is not obligated to purchase any more leases or leased vehicles from Dealer whether or not FinCo approved the Lease Transaction before the default or breach.

6.   DEALER REPURCHASE OF LEASES.

     (a) For each Lease Transaction which Section 5 requires Dealer to repurchase, the purchase price shall be the sum of (1) all amounts past due under the lease, (2) the depreciation portion of the remaining unpaid monthly payments, (3) the residual value of the leased vehicle, and (4) any rate participation paid by FinCo to Dealer. In addition to the repurchase price, Dealer shall pay FinCo (i) the amount of any tax assessed on the repurchase, and
(ii) any amounts for fees and taxes which the lease requires the lessee to pay.

     (b) Dealer shall pay the repurchase price, and applicable taxes within ten
(10) days after FinCo's request. Dealer shall pay the repurchase price regardless of whether or not the leased vehicle is available to Dealer or the payment obligations in the lease have been modified. Payment of the repurchase price shall assign to Dealer, without recourse and "AS IS WHERE IS", all of FinCo's right, title and interest in and to the lease and leased vehicle. If Dealer acquires any rights in the vehicle before paying FinCo the repurchase price, FinCo shall have a security interest in those rights to secure payment of the repurchase price.

7.   MAINTENANCE OF VEHICLES.

     FinCo shall have no obligation to service any leased vehicle purchased by FinCo from Dealer. Dealer shall service each leased vehicle purchased by FinCo from Dealer at the Lessee's or FinCo's request to the extent of Dealer's best servicing capabilities and at prices consistent with prices charged to other customers of Dealer. Dealer shall perform applicable warranty service for each leased vehicle purchased by FinCo from Dealer. If a leased vehicle purchased by FinCo is returned to Dealer in connection with an early termination or scheduled termination of the lease Dealer shall within two (2) business days notify FinCo and safe keep the leased vehicle until recovered by FinCo.

8.   ADDITIONAL PAYMENTS TO DEALER.

     FinCo will determine the amount payable to Dealer in connection with Lease Transactions pursuant to the provisions it shall provide Dealer from time to time (the "Retail Plan Features"). Any such amount will be paid to Dealer less any obligations of Dealer to FinCo. If the credits due Dealer are insufficient to cover amounts owed to FinCo, the shortage will be paid promptly by Dealer.

9.   LEASE CONTRACT FORMS.

     FinCo shall provide Dealer with fill-in-the-blanks lease contract forms for Lease Transactions to be submitted by Dealer. The preprinted part of the contract forms will meet FinCo's purchase criteria for acceptable lease contract forms. FinCo makes no representations or warranties of any kind, express or implied, as to the form, substance or enforceability of any such lease contract forms. Dealer acknowledges that if it enters into a lease using a lease contract form provided by FinCo, then the lease will be binding on Dealer and the lessee to the extent required by law, whether or not FinCo purchases the lease.

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